UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Managed Income Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds II

•	BlackRock Managed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging MarketsIndex)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	BlackRock Managed Income Fund

Investment Objective

BlackRock Managed Income Fund’s (the “Fund”) investment objective is to seek to maximize current income with consideration for risk-managed total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed its customized benchmark, a blend of 30% S&P 500® Index/70% Bloomberg Barclays U.S. Aggregate Bond Index. For the same period, the Fund’s Institutional, Investor A and Class K Shares outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, while the Fund’s Investor C Shares underperformed.

Performance is reviewed on an absolute basis due to the nature of the Fund’s strategy. The Fund is managed within a risk-controlled framework, and it strives to maintain a consistent yield with a risk profile below that of the benchmark.

What factors influenced performance?

The Fund’s interest-rate risk management program was the largest detractor from performance at a time of strong gains for the fixed-income market. More generally speaking, the investment adviser’s decision to maintain lower levels of portfolio risk weighed on Fund returns amid the outperformance for higher-risk assets.

Given the rallies in both stocks and bonds, most aspects of the Fund’s asset allocations were positive in 2019. A position in investment-grade bonds, which delivered strong gains and made up a large portion of the portfolio due to the Fund’s lower-risk objective, was the leading contributor. An allocation to high yield debt also aided results, as yield spreads tightened for much of the year. A position in equities, particularly in the United States, was a further contributor.

Describe recent portfolio activity.

The Fund maintained a conservative positioning, with the bulk of the portfolio allocated to investment-grade corporate bonds. The Fund reduced this allocation throughout much of the year and largely rotated the proceeds into agency mortgage-backed securities (“MBS”). The investment adviser believed investment-grade corporate bonds offered less upside potential, while MBS appeared to feature a more compelling risk/return profile. In addition, MBS tend to be less volatile during times of heightened market volatility.

The Fund increased its exposure to equity covered calls, as higher stock market volatility in the late summer provided a more favorable backdrop for this strategy. The Fund also used these market disruptions to increase its allocation to high yield bonds at more attractive entry points. The Fund subsequently reduced its weighting in high yield late in the year after capturing much of the rally in the category.

Describe portfolio positioning at period end.

The Fund was diversified across a number of income-producing asset classes — including investment-grade debt, bank loans, high yield bonds, global equities, preferred stocks, MBS, equity covered calls and cash — and it continued to use risk-management strategies. The Fund’s duration was approximately 2.3 years at the end of December.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Managed Income Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund may invest up to 100% of its assets in fixed-income securities and up to 30% of its assets in equity securities. The Fund’s returns between July 29, 2013 and October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Investment Grade Bond Portfolio. The Fund’s returns prior to July 29, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

(c)	A customized performance benchmark comprised of the returns of the Bloomberg Barclays U.S. Aggregate Bond Index (70%) and the S&P 500® Index (30%).
(d)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.46%	3.23%	3.26%	9.63%	N/A	4.46%	N/A	6.51%	N/A
Investor A	3.08	2.91	3.13	9.36	4.98%	4.18	3.33%	6.18	5.74%
Investor C	2.46	2.26	2.75	8.65	7.65	3.40	3.40	5.41	5.41
Class K	3.51	3.35	3.28	9.78	N/A	4.54	N/A	6.61	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.45	8.72	N/A	3.05	N/A	3.75	N/A
Customized Reference Benchmark	—	—	4.98	15.37	N/A	5.76	N/A	6.80	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. The Fund’s returns between July 29, 2013 and October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Investment Grade Bond Portfolio”. The Fund’s returns prior to July 29, 2013 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Long Duration Bond Portfolio”.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of December 31, 2019 (continued)	BlackRock Managed Income Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,032.60	$1.69	$1,000.00	$1,023.54	$1.68	0.33%
Investor A	1,000.00	1,031.30	2.97	1,000.00	1,022.28	2.96	0.58
Investor C	1,000.00	1,027.50	6.80	1,000.00	1,018.50	6.77	1.33
Class K	1,000.00	1,032.80	1.43	1,000.00	1,023.79	1.43	0.28

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	50%
Investment Companies	35
Asset-Backed Securities	8
Equity-Linked Notes	4
Preferred Securities	3

(a)	Total Investments exclude short-term securities.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa (c)	11%
AA/Aa	6
A	24
BBB/Baa	36
BB/Ba	13
B	7
CCC/Caa	2
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, Equity-Linked Notes and Investment Companies.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor C Shares performance shown prior to the Investor C Shares inception date of October 3, 2016 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor C Shares fees. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous pages (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 8.2%(a)
AIMCO CLO, Series 2017-AA, Class A, (LIBOR USD 3 Month + 1.26%), 3.23%, 07/20/29(b)	USD	500	$501,369
Allegro CLO VI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 3.13%, 01/17/31(b)		400	396,726
Allegro CLO X Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.42%), 3.39%, 04/20/32(b)		500	498,063
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 3.41%, 10/15/28(b)		250	249,367
Anchorage Capital CLO Ltd.(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.24%, 10/13/30		500	497,290
Series 2018-10A, Class A1A, (LIBOR USD 3 Month + 1.20%), 3.20%, 10/15/31		500	496,151
Ares XLI CLO Ltd., Series 2016-41A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.20%, 01/15/29(b)		1,000	999,181
Ares XXXIR CLO Ltd., Series 2014-31RA, Class A2, (LIBOR USD 3 Month + 1.30%), 3.21%, 05/24/30(b)		500	490,332
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.17%, 10/15/30(b)		250	250,325
Ares XXXVR CLO Ltd., Series 2015-35RA, Class A2, (LIBOR USD 3 Month + 1.40%), 3.40%, 07/15/30(b)		1,000	983,663
Assurant CLO I Ltd.(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 3.22%, 10/20/29		900	896,121
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 3.67%, 10/20/29		500	494,331
Atrium IX, Series 9A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.15%, 05/28/30(b)		1,000	999,007
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, (LIBOR USD 3 Month + 1.25%), 3.22%, 01/20/29(b)		500	500,694
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.07%, 01/20/31(b)		500	499,278
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 2.96%, 05/15/31(b)		500	498,383
Carlyle US CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.18%, 01/15/30(b)		250	249,630
CBAM Ltd., Series 2018-5A, Class B1, (LIBOR USD 3 Month + 1.40%), 3.40%, 04/17/31(b)		1,000	976,130
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.25%, 10/17/30(b)		513	512,757
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A1A, (LIBOR USD 3 Month + 1.35%), 3.26%, 05/29/32(b)		500	500,823
CIFC Funding Ltd.(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.25%, 07/16/30		250	249,397
Series 2013-4A, Class A1RR, (LIBOR USD 3 Month + 1.06%), 3.00%, 04/27/31		1,000	994,521
Series 2013-4A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 3.24%, 04/27/31		650	636,557
Series 2017-3A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.19%, 07/20/30		1,850	1,847,507

Security		Par (000)	Value

Asset-Backed Securities (continued)
Deer Creek CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.65%), 3.62%, 10/20/30(b)	USD	500	$496,868
Dryden 49 Senior Loan Fund(b):
Series 2017-49A, Class A, (LIBOR USD 3 Month + 1.21%), 3.21%, 07/18/30		1,680	1,676,639
Series 2017-49A, Class B, (LIBOR USD 3 Month + 1.70%), 3.70%, 07/18/30		1,000	997,983
Elmwood CLO II Ltd., Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.45%), 3.42%, 04/20/31(b)		500	500,017
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.19%), 3.19%, 10/15/30(b)		750	746,896
Greywolf CLO VII Ltd., Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.15%, 10/20/31(b)		500	495,644
Grippen Park CLO Ltd., Series 2017-1A, Class
A, (LIBOR USD 3 Month + 1.26%), 3.23%, 01/20/30(b)		1,500	1,500,442
Highbridge Loan Management Ltd., Series 12A-18, Class A2, (LIBOR USD 3 Month + 1.50%), 3.50%, 07/18/31(b)		500	493,851
Kayne CLO III Ltd., Series 2019-3A, Class A, (LIBOR USD 3 Month + 1.48%), 3.48%, 04/15/32(b)		1,000	1,008,082
LCM XXIII Ltd., Series 23A, Class A1, (LIBOR USD 3 Month + 1.40%), 3.37%, 10/20/29(b)		500	500,439
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.28%, 03/20/30(b)		500	499,878
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.12%, 04/25/29(b)		1,500	1,504,970
Madison Park Funding XXVII Ltd., Series 2018-27A, Class A1A, (LIBOR USD 3 Month + 1.03%), 3.00%, 04/20/30(b)		1,000	993,606
Milos CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 3.22%, 10/20/30(b)		700	698,764
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.22%, 10/20/30(b)		250	249,137
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.17%, 10/18/30(b)		750	749,544
OCP CLO Ltd., Series 2017-13A, Class A2A, (LIBOR USD 3 Month + 1.80%), 3.80%, 07/15/30(b)		500	498,073
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.60%, 07/15/30(b)		500	495,165
OHA Loan Funding Ltd.(b):
Series 2013-1A, Class BR2, (LIBOR USD 3 Month + 1.60%), 3.53%, 07/23/31		1,000	986,627
Series 2015-1A, Class A1R2, (LIBOR USD 3 Month + 1.34%), 3.19%, 11/15/32(c)		500	500,000
OZLM XIX Ltd., Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.21%, 11/22/30(b)		250	248,943
Palmer Square CLO Ltd.(b):
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 3.10%, 07/16/31		1,000	997,028
Series 2019-1A, Class A1, (LIBOR USD 3 Month + 1.34%), 3.27%, 11/14/32		1,000	1,000,005

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2019-1A, Class A2, (LIBOR USD 3 Month + 1.85%), 3.78%, 11/14/32	USD	1,000	$999,639
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class A1A, (LIBOR USD 3 Month + 1.28%), 3.25%, 10/20/31(b)		750	748,730
Regatta Funding LP, Series 2013-2A, Class A1R2, (LIBOR USD 3 Month + 1.25%), 3.25%, 01/15/29(b)		500	500,637
Regatta XV Funding Ltd., Series 2018-4A, Class A2, (LIBOR USD 3 Month + 1.85%), 3.79%, 10/25/31(b)		700	699,745
THL Credit Wind River CLO Ltd., Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.25%), 3.25%, 10/15/30(b)		500	501,364
TICP CLO VII Ltd., Series 2017-7A, Class AS, (LIBOR USD 3 Month + 1.23%), 3.23%, 07/15/29(b)		750	751,254
Voya CLO Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.25%, 04/17/30(b)		500	499,045
Webster Park CLO Ltd., Series 2015-1A, Class A1BR, (LIBOR USD 3 Month + 1.35%), 3.32%, 07/20/30(b)		1,000	980,633

Total Asset-Backed Securities — 8.2% (Cost: $38,845,032)			38,737,251

Corporate Bonds — 48.3%

Aerospace & Defense — 1.5%
Arconic, Inc.:
5.87%, 02/23/22		109	116,393
5.13%, 10/01/24		121	131,890
Boeing Co. (The):
2.13%, 03/01/22		290	290,777
2.20%, 10/30/22		60	60,274
2.80%, 03/01/23		20	20,409
2.80%, 03/01/24		100	102,286
2.70%, 02/01/27		40	40,556
2.95%, 02/01/30		50	51,182
3.90%, 05/01/49		35	37,998
3.95%, 08/01/59		60	64,091
Bombardier, Inc.(a):
8.75%, 12/01/21		119	130,379
6.13%, 01/15/23		81	83,066
7.50%, 12/01/24		50	52,531
7.50%, 03/15/25		24	24,750
7.88%, 04/15/27		228	234,555
BWX Technologies, Inc., 5.38%, 07/15/26(a) .		94	99,640
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)		90	96,300
L3Harris Technologies, Inc.:
4.95%, 02/15/21(a)		50	51,229
3.85%, 06/15/23(a)		100	105,285
3.83%, 04/27/25		75	80,044
3.85%, 12/15/26(a)		100	107,313
4.40%, 06/15/28		290	323,323
2.90%, 12/15/29		10	10,159
Lockheed Martin Corp.:
2.90%, 03/01/25		150	156,015
4.07%, 12/15/42		35	39,969
Moog, Inc., 4.25%, 12/15/27(a)		22	22,387
Northrop Grumman Corp.:
2.55%, 10/15/22		320	324,851
3.25%, 01/15/28		430	448,778

Security		Par (000)	Value

Aerospace & Defense (continued)
Rockwell Collins, Inc.:
2.80%, 03/15/22	USD	65	$66,144
3.20%, 03/15/24		50	52,041
3.50%, 03/15/27		45	47,797
4.35%, 04/15/47		80	94,219
Signature Aviation US Holdings, Inc.(a):
5.38%, 05/01/26		61	64,209
4.00%, 03/01/28		74	72,986
SSL Robotics LLC, 9.75%, 12/31/23(a)		30	32,625
TransDigm, Inc.(a):
6.25%, 03/15/26		934	1,011,158
5.50%, 11/15/27		189	191,122
Triumph Group, Inc., 6.25%, 09/15/24(a)		109	114,586
United Technologies Corp.:
3.35%, 08/16/21		345	353,279
2.30%, 05/04/22		10	10,084
3.10%, 06/01/22		100	102,604
3.65%, 08/16/23		690	727,541
2.80%, 05/04/24		170	174,750
6.70%, 08/01/28		85	110,330
4.13%, 11/16/28		140	157,513
6.13%, 07/15/38		50	69,439
4.50%, 06/01/42		180	215,806

			6,974,663

Air Freight & Logistics — 0.1%
FedEx Corp.:
3.10%, 08/05/29		190	189,865
4.55%, 04/01/46		95	97,719
XPO Logistics, Inc., 6.75%, 08/15/24(a)		26	28,245

			315,829

Airlines — 0.2%
Air Canada Pass-Through Trust, Series 2017-1, Class AA, 3.30%, 01/15/30(a)		17	17,409
American Airlines Pass-Through Trust:
Series 2019-1, Class B, 3.85%, 02/15/28		80	81,296
Series 2017-1, Class AA, 3.65%, 02/15/29		68	72,037
British Airways Pass-Through Trust, Series 2019-1, Class A, 3.35%, 06/15/29(a)		45	46,354
Delta Air Lines, Inc.:
2.88%, 03/13/20		50	50,008
2.60%, 12/04/20		105	105,309
3.63%, 03/15/22		258	264,226
3.80%, 04/19/23		100	103,765
United Airlines Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 08/15/21		122	126,040
Series 2019-2, Class AA, 2.70%, 05/01/32		45	45,175

			911,619

Auto Components — 0.2%
Allison Transmission, Inc., 5.88%, 06/01/29(a)		78	85,410
Aptiv Corp., 4.15%, 03/15/24		32	33,911
Goodyear Tire & Rubber Co. (The), 5.00%, 05/31/26		16	16,640
Icahn Enterprises LP:
4.75%, 09/15/24(a)		40	41,100
6.38%, 12/15/25		56	58,730
6.25%, 05/15/26		106	112,890
5.25%, 05/15/27(a)		57	58,290
Panther BF Aggregator 2 LP(a):
6.25%, 05/15/26		252	271,530
8.50%, 05/15/27		264	280,500
ZF North America Capital, Inc., 4.75%, 04/29/25(a)		150	157,829

			1,116,830

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles — 0.3%
BMW US Capital LLC, 1.85%, 09/15/21(a)	USD	25	$24,947
Daimler Finance North America LLC, 2.30%, 02/12/21(a)		500	500,945
Ford Motor Co.:
4.75%, 01/15/43		50	44,439
5.29%, 12/08/46		11	10,482
General Motors Co.:
5.00%, 10/01/28		50	54,475
5.20%, 04/01/45		55	55,550
Hyundai Capital America, 2.55%, 04/03/20(a)		40	40,013
Nissan Motor Acceptance Corp.(a):
2.55%, 03/08/21		40	40,099
3.15%, 03/15/21		75	75,732
2.65%, 07/13/22		50	50,156
Tesla, Inc., 5.30%, 08/15/25(a)		64	62,080
Volkswagen Group of America Finance LLC, 3.88%, 11/13/20(a)		200	203,266

			1,162,184

Banks — 12.0%
Australia & New Zealand Banking Group Ltd.:
3.30%, 05/17/21		450	458,794
2.63%, 11/09/22		300	305,552
(USD Swap Rate 5 Year + 5.17%), 6.75%(a) (b)(d)		200	228,250
Banco Bilbao Vizcaya Argentaria SA, (USD Swap Semi 5 Year + 3.87%), 6.13%(b)(d)		200	205,750
Banco Santander SA:
3.50%, 04/11/22		600	616,397
3.13%, 02/23/23		200	204,151
2.71%, 06/27/24		400	405,696
Bank of America Corp.:
3.30%, 01/11/23		80	82,711
(LIBOR USD 3 Month + 1.16%), 3.12%,
01/20/23(b)		1,260	1,284,620
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(b)		1,685	1,713,350
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(b)		400	406,398
(LIBOR USD 3 Month + 0.78%), 3.55%, 03/05/24(b)		440	456,656
Series JJ, (LIBOR USD 3 Month + 3.29%), 5.13%(b)(d)		1,275	1,348,695
(LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/24(b)		505	531,453
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(b)		300	313,286
Series L, 3.95%, 04/21/25		350	373,785
4.45%, 03/03/26		625	686,443
4.25%, 10/22/26		91	99,264
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(b)		250	267,314
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(b)		300	318,023
(LIBOR USD 3 Month + 1.21%), 3.97%, 02/07/30(b)		20	21,957
Series L, 4.75%, 04/21/45		110	136,326
Banque Federative du Credit Mutuel SA, 2.13%, 11/21/22(a)		200	200,281
Barclays Bank plc, (LIBOR USD 3 Month + 0.65%), 2.54%, 08/07/20(b)		250	250,622
Barclays plc:
(USD Swap Semi 5 Year + 6.77%), 7.88%(b) (d)		500	538,750
3.68%, 01/10/23		200	205,099

Security		Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/23(b)	USD	500	$522,251
(USD Swap Semi 5 Year + 4.84%), 7.75%(b) (d)		475	518,937
(LIBOR USD 3 Month + 1.36%), 4.34%, 05/16/24(b)		400	421,760
BNP Paribas SA:
5.00%, 01/15/21		480	495,227
(USD Swap Semi 5 Year + 6.31%), 7.63%(a) (b)(d)		225	237,375
3.38%, 01/09/25(a)		200	207,727
(USD Swap Semi 5 Year + 1.48%), 4.38%, 03/01/33(a)(b)		200	216,031
Capital One NA, 2.95%, 07/23/21		425	431,113
CIT Group, Inc., 5.00%, 08/01/23		103	110,983
Citibank NA, (LIBOR USD 3 Month + 0.30%), 2.27%, 10/20/20(b)		625	625,837
Citigroup, Inc.:
2.90%, 12/08/21		325	330,341
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(b)		60	61,176
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(b)		430	437,276
3.88%, 10/25/23		300	318,570
Series U, (SOFR + 3.81%), 5.00%(b)(d)		675	707,063
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(b)		30	31,224
3.20%, 10/21/26		155	160,826
4.30%, 11/20/26		275	299,461
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(b)		395	425,696
Citizens Bank NA, 2.55%, 05/13/21		500	503,845
Commonwealth Bank of Australia(a):
2.75%, 03/10/22		105	106,857
2.50%, 09/18/22		100	101,332
Cooperatieve Rabobank UA, 3.88%, 09/26/23(a)		300	317,218
Credit Agricole SA(a):
2.38%, 01/22/25		315	314,700
(USD Swap Semi 5 Year + 6.19%), 8.12%(b) (d)		400	485,000
Credit Suisse Group Funding Guernsey Ltd.:
3.13%, 12/10/20		250	252,229
3.80%, 06/09/23		1,150	1,204,075
Danske Bank A/S:
2.20%, 03/02/20(a)		200	199,986
5.00%, 01/12/22(a)		200	210,078
(LIBOR USD 3 Month + 1.25%), 3.00%, 09/20/22(a)(b)		200	201,773
(US Treasury Yield Curve Rate T Note
Constant Maturity 7 Year + 4.13%), 7.00%(b)(d)		650	695,500
Discover Bank, 4.20%, 08/08/23		250	265,779
Fifth Third Bancorp:
2.60%, 06/15/22		160	162,041
(LIBOR USD 3 Month + 3.03%), 5.10%(b)(d)		850	874,437
Fifth Third Bank, 3.35%, 07/26/21		690	705,251
HSBC Holdings plc:
3.40%, 03/08/21		550	558,739
2.95%, 05/25/21		1,270	1,286,132
(USD Swap Rate 5 Year + 5.51%), 6.87%(b)(d)		400	419,500
4.88%, 01/14/22		250	263,971
4.25%, 03/14/24		225	238,758
(USD Swap Rate 5 Year + 3.61%), 6.50%(b)(d)		590	649,000

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/30(b)	USD	200	$215,673
Huntington Bancshares, Inc.:
2.30%, 01/14/22		330	331,828
4.00%, 05/15/25		250	270,165
Huntington National Bank (The), 3.25%, 05/14/21		500	508,471
ING Groep NV, 4.10%, 10/02/23		200	212,660
Intesa Sanpaolo SpA, 3.13%, 07/14/22(a)		575	582,701
JPMorgan Chase & Co.:
2.40%, 06/07/21		225	226,484
(LIBOR USD 3 Month + 0.61%), 2.51%, 06/18/22(b)		1,115	1,119,287
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(b)		175	177,763
(LIBOR USD 3 Month + 1.23%), 3.17%, 10/24/23(b)		860	874,626
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(b)		1,385	1,443,294
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(b)		25	26,960
(LIBOR USD 3 Month + 1.12%), 4.01%, 04/23/29(b)		470	516,264
(LIBOR USD 3 Month + 1.16%), 3.70%, 05/06/30(b)		65	70,030
Series U, (LIBOR USD 3 Month + 0.95%), 2.85%, 02/02/37(b)		340	299,200
5.63%, 08/16/43		130	174,136
4.85%, 02/01/44		65	83,112
4.95%, 06/01/45		205	260,936
Series W, (LIBOR USD 3 Month + 1.00%), 2.91%, 05/15/47(b)		117	98,280
(LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/48(b)		20	22,662
(LIBOR USD 3 Month + 1.22%), 3.90%, 01/23/49(b)		50	56,274
KeyBank NA, 3.35%, 06/15/21		250	255,403
Lloyds Banking Group plc:
3.10%, 07/06/21		600	609,463
4.05%, 08/16/23		710	752,864
(USD Swap Semi 5 Year + 4.50%), 7.50%(b)(d)		200	224,250
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.75%(b)(d)		200	216,500
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(b)(d)		950	983,250
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22		63	64,212
3.22%, 03/07/22		145	148,575
2.67%, 07/25/22		95	96,407
3.46%, 03/02/23		455	470,913
3.76%, 07/26/23		410	431,926
Mizuho Financial Group, Inc., 2.63%, 04/12/21(a)		200	201,677
National Australia Bank Ltd.:
2.50%, 01/12/21		250	251,522
3.63%, 06/20/23		300	314,824
Nordea Bank Abp(a):
3.75%, 08/30/23		220	229,816
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(b)(d)		500	554,375
Regions Bank, (LIBOR USD 3 Month + 0.50%), 3.37%, 08/13/21(b)		485	488,749

Security		Par (000)	Value

Banks (continued)
Royal Bank of Canada, 2.25%, 11/01/24	USD	300	$301,273
Royal Bank of Scotland Group plc:
(USD Swap Semi 5 Year + 5.80%), 7.50%(b)(d)		200	204,376
(USD Swap Semi 5 Year + 7.60%), 8.62%(b)(d)		400	429,000
3.88%, 09/12/23		1,150	1,205,239
Santander Holdings USA, Inc., 3.70%, 03/28/22		100	102,785
Santander UK Group Holdings plc, 2.88%, 08/05/21		605	610,637
Santander UK plc, 5.00%, 11/07/23(a)		400	430,106
Skandinaviska Enskilda Banken AB, 2.80%, 03/11/22		470	477,257
Societe Generale SA, (USD Swap Rate 5 Year + 5.87%), 8.00%(a)(b)(d)		400	470,000
Standard Chartered plc(a)(b):
(USD Swap Semi 5 Year + 6.30%), 7.50%(d)		825	887,906
(LIBOR USD 3 Month + 1.20%), 3.09%, 09/10/22		200	201,506
Sumitomo Mitsui Financial Group, Inc.:
(LIBOR USD 3 Month + 1.68%), 3.57%, 03/09/21(b)		120	121,968
2.44%, 10/19/21		450	453,556
Svenska Handelsbanken AB, 3.35%, 05/24/21		250	254,934
Swedbank AB, 2.80%, 03/14/22(a)		300	303,577
Truist Bank:
(LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/21(b)		330	333,886
3.20%, 04/01/24		175	182,087
Truist Financial Corp.:
3.20%, 09/03/21		760	774,603
2.70%, 01/27/22		455	461,296
2.75%, 04/01/22		230	234,076
3.75%, 12/06/23		60	63,650
Series L, (LIBOR USD 3 Month + 3.10%), 5.05%(b)(d)		825	841,500
4.00%, 05/01/25		40	43,372
UniCredit SpA, (USD Swap Semi 5 Year + 5.18%), 8.00%(b)(d)		400	436,000
US Bank NA:
3.15%, 04/26/21		425	431,782
2.80%, 01/27/25		250	258,530
Wachovia Capital Trust II, (LIBOR USD 3 Month + 0.50%), 2.50%, 01/15/27(b)		20	18,800
Wells Fargo & Co.:
2.55%, 12/07/20		380	382,315
3.50%, 03/08/22		820	846,825
3.75%, 01/24/24		1,270	1,342,804
3.00%, 02/19/25		75	77,394
4.30%, 07/22/27		80	87,671
4.90%, 11/17/45		75	91,746
4.40%, 06/14/46		265	302,264
Westpac Banking Corp., (USD Swap Rate 5 Year + 2.89%), 5.00%(b)(d)		1,110	1,117,847

			56,882,798

Beverages — 0.4%
Anheuser-Busch Cos. LLC:
4.70%, 02/01/36		585	677,871
4.90%, 02/01/46		147	174,360
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		400	421,539
4.15%, 01/23/25		40	43,595
4.75%, 01/23/29		120	139,100
4.44%, 10/06/48		60	67,297

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Beverages (continued)
4.75%, 04/15/58	USD	115	$134,503
5.80%, 01/23/59		105	143,403
Constellation Brands, Inc., 3.20%, 02/15/23		40	41,097
Molson Coors Brewing Co., 2.10%, 07/15/21		175	175,153

			2,017,918

Biotechnology — 0.4%
AbbVie, Inc.:
3.20%, 11/06/22		125	128,265
2.60%, 11/21/24(a)		225	226,821
3.20%, 05/14/26		225	233,166
2.95%, 11/21/26(a)		45	45,817
3.20%, 11/21/29(a)		90	91,562
4.50%, 05/14/35		50	56,393
4.05%, 11/21/39(a)		95	99,850
4.45%, 05/14/46		30	32,133
4.88%, 11/14/48		195	225,290
4.25%, 11/21/49(a)		135	143,345
Amgen, Inc.:
3.88%, 11/15/21		100	103,157
3.63%, 05/15/22		55	56,839
Baxalta, Inc., 3.60%, 06/23/22		9	9,240
Gilead Sciences, Inc.:
2.50%, 09/01/23		15	15,228
3.70%, 04/01/24		190	201,500
3.50%, 02/01/25		100	106,148
4.50%, 02/01/45		6	6,975
4.75%, 03/01/46		155	186,393

			1,968,122

Building Products — 0.1%(a)
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		62	63,937
CPG Merger Sub LLC, 8.00%, 10/01/21		81	81,203
JELD-WEN, Inc., 4.63%, 12/15/25		36	37,062
Masonite International Corp., 5.38%, 02/01/28		39	41,194
Standard Industries, Inc.:
5.38%, 11/15/24		85	87,337
6.00%, 10/15/25		106	111,433

			422,166

Capital Markets — 2.4%
Bank of New York Mellon Corp. (The):
Series E, (LIBOR USD 3 Month + 3.42%), 4.95%(b)(d)		375	378,750
2.95%, 01/29/23		250	256,751
2.10%, 10/24/24		285	285,372
3.25%, 05/16/27		125	131,417
Credit Suisse Group AG(a)(b)(d):
(USD Swap Semi 5 Year + 4.60%), 7.50%		500	561,875
(USD Swap Semi 5 Year + 3.46%), 6.25%		400	435,100
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 4.82%), 6.37%		650	700,700
Deutsche Bank AG:
2.95%, 08/20/20		80	80,259
4.25%, 02/04/21		340	345,437
Goldman Sachs Group, Inc. (The):
Series L, (LIBOR USD 3 Month + 3.88%), 5.78%(b)(d)		33	33,165
5.75%, 01/24/22		200	214,703
3.00%, 04/26/22		275	278,473
(LIBOR USD 3 Month + 1.11%), 3.05%, 04/26/22(b)		595	600,969
3.63%, 01/22/23		70	72,907

Security		Par (000)	Value

Capital Markets (continued)
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(b)	USD	260	$264,287
(LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/23(b)		75	76,354
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.62%), 5.50%(b)(d)		250	267,500
3.50%, 01/23/25		50	52,491
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%(b)(d)		204	211,344
3.75%, 02/25/26		100	105,851
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(b)		195	215,003
5.15%, 05/22/45		205	251,993
Intercontinental Exchange, Inc.:
2.35%, 09/15/22		50	50,531
4.25%, 09/21/48		40	47,344
Morgan Stanley:
2.63%, 11/17/21		490	495,874
2.75%, 05/19/22		530	539,788
4.88%, 11/01/22		150	160,727
3.13%, 01/23/23		465	478,060
(SOFR + 1.15%), 2.72%, 07/22/25(b)		110	111,391
3.95%, 04/23/27		485	520,359
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(b)		150	159,497
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(b)		400	430,581
(LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(b)		60	67,864
MSCI, Inc., 4.00%, 11/15/29(a)		24	24,330
Owl Rock Capital Corp.:
5.25%, 04/15/24		16	16,979
4.00%, 03/30/25		24	24,095
State Street Corp., (LIBOR USD 3 Month + 0.77%), 3.78%, 12/03/24(b)		55	58,207
UBS Group AG:
2.95%, 09/24/20(a)		350	352,448
3.00%, 04/15/21(a)		400	405,210
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)(b)		200	203,207
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)(b)(d)		1,000	1,092,500
(USD Swap Semi 5 Year + 4.87%), 7.00%(b)(d)		200	228,500
(LIBOR USD 3 Month + 1.47%), 3.13%, 08/13/30(a)(b)		200	203,454

			11,491,647

Chemicals — 0.7%
Atotech Alpha 3 BV, 6.25%, 02/01/25(a)		248	254,200
Blue Cube Spinco LLC:
9.75%, 10/15/23		116	124,737
10.00%, 10/15/25		111	122,741
Chemours Co. (The):
6.63%, 05/15/23		58	58,222
5.38%, 05/15/27		52	46,020
Dow Chemical Co. (The):
3.00%, 11/15/22		276	282,238
3.15%, 05/15/24		375	388,790
4.38%, 11/15/42		89	95,067
5.55%, 11/30/48		50	62,499
DuPont de Nemours, Inc.:
4.21%, 11/15/23		715	765,013
5.32%, 11/15/38		60	71,620

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
5.42%, 11/15/48	USD	71	$87,606
Element Solutions, Inc., 5.88%, 12/01/25(a)		251	262,609
Gates Global LLC, 6.25%, 01/15/26(a)		66	67,136
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		46	48,300
LYB International Finance III LLC, 4.20%, 10/15/49		35	36,531
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		9	9,292
PQ Corp.(a):
6.75%, 11/15/22		43	44,451
5.75%, 12/15/25		99	103,455
Sherwin-Williams Co. (The):
2.75%, 06/01/22		248	252,341
4.50%, 06/01/47		10	11,367
Valvoline, Inc., 5.50%, 07/15/24		21	21,787
W.R. Grace & Co., 5.63%, 10/01/24(a)		52	57,460

			3,273,482

Commercial Services & Supplies — 0.3%
ADT Security Corp. (The):
4.13%, 06/15/23		61	62,906
4.88%, 07/15/32(a)		108	99,090
Aramark Services, Inc.(a):
5.00%, 04/01/25		42	43,785
5.00%, 02/01/28		69	72,709
Clean Harbors, Inc.(a):
4.88%, 07/15/27		58	61,045
5.13%, 07/15/29		62	66,501
GFL Environmental, Inc.(a):
7.00%, 06/01/26		132	139,445
5.13%, 12/15/26		57	59,928
8.50%, 05/01/27		120	132,000
GW B-CR Security Corp., 9.50%, 11/01/27(a)		14	14,945
IAA, Inc., 5.50%, 06/15/27(a)		76	80,750
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		82	85,280
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(a)		17	17,510
Prime Security Services Borrower LLC(a):
5.25%, 04/15/24		86	90,988
5.75%, 04/15/26		62	67,387
RELX Capital, Inc., 3.50%, 03/16/23		40	41,536
Republic Services, Inc.:
5.25%, 11/15/21		60	63,648
3.38%, 11/15/27		35	37,022
3.95%, 05/15/28		15	16,530
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)		50	52,125
Waste Management, Inc.:
3.20%, 06/15/26		50	52,384
3.45%, 06/15/29		35	37,484
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		67	69,847

			1,464,845

Communications Equipment — 0.1%
CommScope, Inc.(a):
5.50%, 03/01/24		126	131,355
6.00%, 03/01/26		45	47,869
Motorola Solutions, Inc.:
4.60%, 05/23/29		210	229,245
5.50%, 09/01/44		10	11,154
Nokia OYJ, 6.63%, 05/15/39		79	91,484
ViaSat, Inc., 5.63%, 04/15/27(a)		154	164,780

			675,887

Security	Par (000)		Value

Construction & Engineering — 0.0%(a)
Brand Industrial Services, Inc., 8.50%, 07/15/25	USD	72	$73,800
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26		17	17,807

			91,607

Consumer Finance — 2.5%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		150	151,510
4.50%, 05/15/21		150	154,824
4.63%, 07/01/22		280	295,883
4.13%, 07/03/23		150	158,480
4.88%, 01/16/24		175	189,721
3.50%, 01/15/25		150	154,654
3.65%, 07/21/27		220	226,699
American Express Co.:
3.40%, 02/27/23		140	145,370
3.40%, 02/22/24		740	774,121
3.63%, 12/05/24		400	422,912
American Honda Finance Corp.:
3.45%, 07/14/23		115	120,397
2.15%, 09/10/24		200	200,157
Capital One Financial Corp.:
2.40%, 10/30/20		475	476,471
3.05%, 03/09/22		860	878,051
3.30%, 10/30/24		300	312,448
4.25%, 04/30/25		150	163,323
Caterpillar Financial Services Corp., 2.85%, 05/17/24		200	206,819
Discover Financial Services:
3.85%, 11/21/22		60	62,728
4.10%, 02/09/27		75	80,820
Ford Motor Credit Co. LLC:
2.46%, 03/27/20		200	200,062
2.43%, 06/12/20		1,380	1,379,155
3.16%, 08/04/20		200	200,794
5.58%, 03/18/24		600	649,524
5.11%, 05/03/29		200	206,119
General Motors Financial Co., Inc.:
4.20%, 11/06/21		690	715,386
3.25%, 01/05/23		775	792,133
4.15%, 06/19/23		275	288,884
3.95%, 04/13/24		290	303,182
4.00%, 01/15/25		50	52,561
4.30%, 07/13/25		35	37,413
Series B, (LIBOR USD 3 Month + 3.44%), 6.50%(b)(d)		524	542,340
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(a)(e)		121	126,691
John Deere Capital Corp.:
3.45%, 06/07/23		200	209,069
2.60%, 03/07/24		110	112,527
Navient Corp.:
5.00%, 10/26/20		47	47,691
6.63%, 07/26/21		39	41,242
5.88%, 10/25/24		41	43,870
6.75%, 06/15/26		16	17,586
Springleaf Finance Corp.:
6.13%, 05/15/22		14	15,032
6.88%, 03/15/25		101	114,887
6.63%, 01/15/28		66	74,501
5.38%, 11/15/29		26	27,139
Synchrony Financial:
2.85%, 07/25/22		155	156,916
4.38%, 03/19/24		30	32,010

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance (continued)
Toyota Motor Credit Corp., 2.80%, 07/13/22	USD	50	$51,179

			11,613,281

Containers & Packaging — 0.3%
Berry Global, Inc., 4.88%, 07/15/26(a)		83	87,540
Crown Americas LLC:
4.75%, 02/01/26		81	85,556
4.25%, 09/30/26		65	68,169
Graphic Packaging International LLC, 4.75%, 07/15/27(a)		15	16,050
Greif, Inc., 6.50%, 03/01/27(a)		11	11,880
International Paper Co., 4.35%, 08/15/48		90	95,827
Intertape Polymer Group, Inc., 7.00%, 10/15/26(a)		52	54,990
LABL Escrow Issuer LLC, 6.75%, 07/15/26(a)		76	80,750
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(a)		246	253,405
Reynolds Group Issuer, Inc.(a):
5.13%, 07/15/23		84	85,995
7.00%, 07/15/24		64	66,160
Silgan Holdings, Inc., 4.13%, 02/01/28(a)		47	47,014
Trivium Packaging Finance BV(a)(f):
5.50%, 08/15/26		200	210,750
8.50%, 08/15/27		200	222,500
WRKCo, Inc., 3.75%, 03/15/25		155	163,504

			1,550,090

Distributors — 0.1%(a)
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26		97	103,063
4.00%, 01/15/28		62	62,930
Core & Main Holdings LP, 8.63%, (8.63% Cash or 9.38% PIK), 09/15/24(e)		82	85,280
Core & Main LP, 6.13%, 08/15/25		172	179,310
Performance Food Group, Inc., 5.50%, 10/15/27		55	58,781
Wolverine Escrow LLC:
8.50%, 11/15/24		48	49,680
9.00%, 11/15/26		76	79,610

			618,654

Diversified Consumer Services — 0.1%
Boston University, Series CC, 4.06%, 10/01/48		21	24,111
frontdoor, Inc., 6.75%, 08/15/26(a)		85	92,650
Graham Holdings Co., 5.75%, 06/01/26(a)		44	46,970
Laureate Education, Inc., 8.25%, 05/01/25(a)		19	20,449
Service Corp. International, 5.13%, 06/01/29		70	74,375
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(a)		125	129,687

			388,242

Diversified Financial Services — 0.4%
Allied Universal Holdco LLC(a):
6.63%, 07/15/26		236	253,629
9.75%, 07/15/27		21	22,434
Fairstone Financial, Inc., 7.88%, 07/15/24(a)		26	27,950
GE Capital International Funding Co. Unlimited Co.:
2.34%, 11/15/20		200	200,161
4.42%, 11/15/35		200	213,947
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		140	135,450
Refinitiv US Holdings, Inc.(a):
6.25%, 05/15/26		261	284,816
8.25%, 11/15/26		150	168,938

Security	Par (000)		Value

Diversified Financial Services (continued)
Shell International Finance BV:
3.50%, 11/13/23	USD	180	$189,686
3.63%, 08/21/42		25	26,745
Verscend Escrow Corp., 9.75%, 08/15/26(a)		252	275,625

			1,799,381

Diversified Telecommunication Services — 2.0%
Altice France SA(a):
7.38%, 05/01/26		200	214,728
8.13%, 02/01/27		200	225,250
5.50%, 01/15/28		200	205,510
AT&T, Inc.:
2.80%, 02/17/21		400	403,602
3.20%, 03/01/22		725	742,215
3.40%, 06/15/22(f)		50	51,564
2.63%, 12/01/22		170	172,625
3.60%, 02/17/23		450	469,709
3.55%, 06/01/24		375	394,394
3.60%, 07/15/25		442	467,880
3.88%, 01/15/26		83	88,951
3.80%, 02/15/27		270	287,829
4.35%, 03/01/29		200	222,502
4.50%, 05/15/35		305	339,870
5.35%, 09/01/40		70	84,488
4.65%, 06/01/44		17	18,583
4.75%, 05/15/46		25	28,294
4.50%, 03/09/48		210	232,008
5.15%, 02/15/50		5	6,033
CCO Holdings LLC(a):
4.00%, 03/01/23		72	72,990
5.13%, 05/01/27		228	240,540
5.38%, 06/01/29		214	228,980
4.75%, 03/01/30		78	79,406
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		98	109,393
Series Y, 7.50%, 04/01/24		66	74,415
5.63%, 04/01/25		49	52,065
5.13%, 12/15/26(a)		115	117,027
Series U, 7.65%, 03/15/42		96	100,560
Cincinnati Bell, Inc., 7.00%, 07/15/24(a)		91	95,436
Frontier Communications Corp., 8.00%, 04/01/27(a)		314	328,130
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		107	91,917
9.75%, 07/15/25(a)		146	135,050
Level 3 Financing, Inc.:
5.25%, 03/15/26		70	72,800
4.63%, 09/15/27(a)		35	35,833
Qualitytech LP, 4.75%, 11/15/25(a)		101	104,661
Qwest Corp., 6.75%, 12/01/21		35	37,685
Sprint Capital Corp.:
6.88%, 11/15/28		131	141,153
8.75%, 03/15/32		91	110,451
Telecom Italia Capital SA:
6.00%, 09/30/34		101	108,323
7.72%, 06/04/38		22	27,060
Telefonica Emisiones SA:
5.13%, 04/27/20		30	30,284
4.10%, 03/08/27		150	162,378
4.67%, 03/06/38		200	223,759
Telesat Canada, 4.88%, 06/01/27(a)		62	63,085
Verizon Communications, Inc.:
2.95%, 03/15/22		395	404,042
3.50%, 11/01/24		250	265,118
3.38%, 02/15/25		300	317,793

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
4.27%, 01/15/36	USD	490	$554,951
5.25%, 03/16/37		85	106,754
3.85%, 11/01/42		183	197,756
4.86%, 08/21/46		65	80,691
4.52%, 09/15/48		120	143,993
4.67%, 03/15/55		71	87,726

			9,658,240

Electric Utilities — 1.7%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)		65	67,855
Baltimore Gas & Electric Co.:
3.35%, 07/01/23		470	487,403
3.20%, 09/15/49		50	49,007
DTE Electric Co., Series A, 4.05%, 05/15/48		110	127,715
Duke Energy Carolinas LLC:
6.10%, 06/01/37		74	100,682
6.05%, 04/15/38		100	138,359
3.70%, 12/01/47		60	64,572
Duke Energy Corp.:
2.40%, 08/15/22		90	90,916
3.95%, 10/15/23		335	355,478
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%(b)(d)		675	707,771
Duke Energy Florida LLC, 2.50%, 12/01/29		195	194,483
Duke Energy Progress LLC:
2.80%, 05/15/22		45	45,955
3.45%, 03/15/29		105	112,555
4.15%, 12/01/44		80	90,445
Emera, Inc., Series 16-A, (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(b)		345	389,850
Eversource Energy, Series K, 2.75%, 03/15/22		75	76,122
Exelon Corp.:
2.45%, 04/15/21		225	226,022
3.50%, 06/01/22(f)		150	154,057
FirstEnergy Corp.:
Series A, 2.85%, 07/15/22		17	17,277
Series B, 3.90%, 07/15/27		550	588,321
Florida Power & Light Co.:
(LIBOR USD 3 Month + 0.40%), 2.31%, 05/06/22(b)		190	190,006
4.13%, 02/01/42		200	229,232
Georgia Power Co., 2.85%, 05/15/22		45	45,803
MidAmerican Energy Co., 4.25%, 05/01/46		120	139,352
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)		40	43,779
NextEra Energy Capital Holdings, Inc.:
3.15%, 04/01/24		465	482,243
3.55%, 05/01/27		15	15,938
2.75%, 11/01/29		70	70,373
(LIBOR USD 3 Month + 3.16%), 5.65%, 05/01/79(b)		95	105,309
NextEra Energy Operating Partners LP(a):
4.25%, 07/15/24		91	94,754
4.50%, 09/15/27		57	59,422
Ohio Power Co.:
Series M, 5.38%, 10/01/21		200	211,939
4.00%, 06/01/49		120	134,787
Oncor Electric Delivery Co. LLC, 4.10%, 11/15/48		110	125,941
PPL Electric Utilities Corp., 3.95%, 06/01/47		75	83,409
Progress Energy, Inc., 6.00%, 12/01/39		175	230,517
Public Service Co. of Colorado, 4.30%, 03/15/44		50	58,307

Security	Par (000)		Value

Electric Utilities (continued)
Southern California Edison Co.:
4.00%, 04/01/47	USD	21	$22,110
Series C, 4.13%, 03/01/48		9	9,616
Series B, 4.88%, 03/01/49		105	124,569
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		760	773,992
4.45%, 02/15/44		150	174,275
4.60%, 12/01/48		260	318,803
3.30%, 12/01/49		20	20,195
Vistra Operations Co. LLC, 4.30%, 07/15/29(a)		144	146,907
Wisconsin Electric Power Co., 2.05%, 12/15/24		50	49,978

			8,046,401

Electrical Equipment — 0.0%(a)
Sensata Technologies BV:
5.63%, 11/01/24		21	23,362
5.00%, 10/01/25		79	85,814
Vertiv Group Corp., 9.25%, 10/15/24		10	10,750

			119,926

Electronic Equipment, Instruments & Components — 0.1%
Anixter, Inc., 6.00%, 12/01/25		49	50,960
APX Group, Inc.:
8.75%, 12/01/20		51	51,000
7.88%, 12/01/22		53	53,464
8.50%, 11/01/24(a)		22	22,660
CDW LLC, 5.50%, 12/01/24		119	132,090
Corning, Inc., 2.90%, 05/15/22		30	30,620
Itron, Inc., 5.00%, 01/15/26(a)		6	6,217
MTS Systems Corp., 5.75%, 08/15/27(a)		42	43,890
Sensata Technologies, Inc., 4.38%, 02/15/30(a)		48	48,932

			439,833

Energy Equipment & Services — 0.3%
Apergy Corp., 6.38%, 05/01/26		48	50,640
Archrock Partners LP, 6.88%, 04/01/27(a)		61	64,507
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		75	76,506
Halliburton Co.:
3.50%, 08/01/23		390	405,685
3.80%, 11/15/25		65	69,341
5.00%, 11/15/45		35	40,010
Nabors Industries, Inc., 4.63%, 09/15/21		27	26,831
Noble Holding International Ltd., 7.88%, 02/01/26(a)		22	15,950
Tervita Corp., 7.63%, 12/01/21(a)		81	81,506
Transocean, Inc., 9.00%, 07/15/23(a)		206	217,588
USA Compression Partners LP:
6.88%, 04/01/26		95	99,750
6.88%, 09/01/27		70	72,912

			1,221,226

Entertainment — 0.1%
Live Nation Entertainment, Inc., 4.75%, 10/15/27(a)		49	50,715
Netflix, Inc.:
5.88%, 11/15/28		131	145,221
5.38%, 11/15/29(a)		99	105,433
4.88%, 06/15/30(a)		83	84,297
Walt Disney Co. (The):
1.75%, 08/30/24		100	99,241
6.40%, 12/15/35		58	82,438

			567,345

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) — 1.3%
Alexandria Real Estate Equities, Inc., 2.75%, 12/15/29	USD	275	$271,767
American Tower Corp.:
3.30%, 02/15/21		200	202,720
2.25%, 01/15/22		275	275,894
3.50%, 01/31/23		160	165,813
3.00%, 06/15/23		35	35,774
5.00%, 02/15/24		175	192,477
2.75%, 01/15/27		115	114,875
3.95%, 03/15/29		255	274,279
3.80%, 08/15/29		50	53,456
AvalonBay Communities, Inc.:
3.95%, 01/15/21		25	25,382
2.95%, 09/15/22		30	30,730
2.90%, 10/15/26		75	77,137
Boston Properties LP:
4.13%, 05/15/21		20	20,469
3.40%, 06/21/29		30	31,348
Brookfield Property REIT, Inc., 5.75%, 05/15/26(a)		64	67,520
Crown Castle International Corp.:
2.25%, 09/01/21		175	175,509
5.25%, 01/15/23		200	217,263
3.15%, 07/15/23		450	464,352
3.20%, 09/01/24		200	206,892
3.65%, 09/01/27		220	232,829
4.30%, 02/15/29		45	49,879
3.10%, 11/15/29		60	60,769
Duke Realty LP, 4.00%, 09/15/28		200	218,111
Equinix, Inc.:
2.63%, 11/18/24		205	205,382
2.90%, 11/18/26		75	75,131
ERP Operating LP, 2.85%, 11/01/26		75	76,977
GLP Capital LP, 5.38%, 04/15/26		20	22,108
Healthpeak Properties, Inc., 3.00%, 01/15/30		290	291,146
Iron Mountain, Inc.(a):
4.88%, 09/15/27		51	52,657
4.88%, 09/15/29		55	55,869
iStar, Inc., 5.25%, 09/15/22		21	21,551
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		190	207,811
4.50%, 09/01/26		93	97,882
4.50%, 01/15/28		58	60,465
MPT Operating Partnership LP:
5.00%, 10/15/27		177	187,620
4.63%, 08/01/29		90	92,700
Prologis LP, 3.88%, 09/15/28		50	55,169
Realty Income Corp.:
3.25%, 10/15/22		95	98,110
3.00%, 01/15/27		125	128,641
Regency Centers LP, 4.65%, 03/15/49		100	117,723
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(a)		104	107,380
VICI Properties 1 LLC, 8.00%, 10/15/23		42	45,465
VICI Properties LP(a):
4.25%, 12/01/26		210	216,300
4.63%, 12/01/29		153	159,503
Welltower, Inc., 2.70%, 02/15/27		60	60,257

			5,901,092

Food & Staples Retailing — 0.2%
Albertsons Cos., Inc.:
6.63%, 06/15/24		36	37,680
5.75%, 03/15/25		28	28,980

Security	Par (000)		Value

Food & Staples Retailing (continued)
4.63%, 01/15/27(a)	USD	70	$69,916
5.88%, 02/15/28(a)		95	100,937
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(a)		175	176,924
Kroger Co. (The), 4.45%, 02/01/47		65	69,045
Walmart, Inc.:
2.65%, 12/15/24		117	120,824
3.55%, 06/26/25		46	49,415
3.05%, 07/08/26		100	105,489
3.70%, 06/26/28		70	77,126
4.05%, 06/29/48		205	242,996

			1,079,332

Food Products — 0.4%
Campbell Soup Co., 3.30%, 03/15/21		135	137,004
Chobani LLC, 7.50%, 04/15/25(a)		105	105,525
Conagra Brands, Inc., (LIBOR USD 3 Month + 0.75%), 2.70%, 10/22/20(b)		140	140,013
Darling Ingredients, Inc., 5.25%, 04/15/27(a) .		56	59,570
General Mills, Inc.:
3.70%, 10/17/23		350	368,828
4.00%, 04/17/25		95	102,754
JBS USA LUX SA(a):
5.75%, 06/15/25		147	152,329
6.75%, 02/15/28		78	86,263
6.50%, 04/15/29		133	147,800
5.50%, 01/15/30		89	95,595
Kraft Heinz Foods Co.:
3.00%, 06/01/26		70	70,020
4.38%, 06/01/46		195	192,225
Post Holdings, Inc.(a):
5.75%, 03/01/27		45	48,262
5.63%, 01/15/28		61	65,728
5.50%, 12/15/29		69	73,575
Simmons Foods, Inc., 7.75%, 01/15/24(a)		56	60,340
Tyson Foods, Inc.:
3.90%, 09/28/23		40	42,418
3.95%, 08/15/24		100	107,234

			2,055,483

Gas Utilities — 0.0%
Atmos Energy Corp., 2.63%, 09/15/29		40	40,387
Superior Plus LP, 7.00%, 07/15/26(a)		63	67,646

			108,033

Health Care Equipment & Supplies — 0.5%
Abbott Laboratories:
3.40%, 11/30/23		260	273,360
3.88%, 09/15/25		40	43,572
3.75%, 11/30/26		68	74,300
4.75%, 11/30/36		185	232,017
Becton Dickinson and Co.:
2.40%, 06/05/20		205	205,218
3.13%, 11/08/21		250	254,857
2.89%, 06/06/22		400	406,661
3.70%, 06/06/27		334	355,443
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(a)		17	17,489
Hologic, Inc.(a):
4.38%, 10/15/25		54	55,755
4.63%, 02/01/28		45	47,700
Immucor, Inc., 11.13%, 02/15/22(a)		17	16,958
Medtronic, Inc., 4.38%, 03/15/35		108	127,881
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(a)		330	327,937
Teleflex, Inc.:
4.88%, 06/01/26		36	37,620

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Equipment & Supplies (continued)
4.63%, 11/15/27	USD	16	$16,957

			2,493,725

Health Care Providers & Services — 1.7%
Aetna, Inc.:
2.75%, 11/15/22		25	25,407
4.13%, 11/15/42		50	51,227
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		56	61,530
Anthem, Inc.:
2.38%, 01/15/25		65	64,924
3.65%, 12/01/27		20	21,180
4.10%, 03/01/28		120	130,392
4.65%, 01/15/43		30	33,849
4.38%, 12/01/47		25	27,603
3.70%, 09/15/49		136	135,790
Centene Corp.(a):
4.25%, 12/15/27		200	205,750
4.63%, 12/15/29		258	271,248
Cigna Corp.:
3.20%, 09/17/20		725	730,641
3.40%, 09/17/21		22	22,521
4.13%, 11/15/25		145	157,360
4.90%, 12/15/48		110	131,395
Community Health Systems, Inc.(a):
8.63%, 01/15/24		112	118,720
8.00%, 03/15/26		164	168,920
CVS Health Corp.:
2.80%, 07/20/20		125	125,356
2.75%, 12/01/22		920	934,943
4.00%, 12/05/23		200	211,661
4.10%, 03/25/25		135	144,945
4.30%, 03/25/28		420	458,825
4.78%, 03/25/38		140	159,162
5.13%, 07/20/45		125	148,289
5.05%, 03/25/48		100	118,503
Eagle Holding Co. II LLC, 7.75%, (7.75% Cash or 8.50% PIK), 05/15/22(a)(e)		64	64,984
HCA, Inc.:
5.38%, 02/01/25		101	111,689
5.38%, 09/01/26		89	99,124
4.50%, 02/15/27		65	70,102
5.63%, 09/01/28		172	196,011
5.88%, 02/01/29		118	136,437
4.13%, 06/15/29		25	26,527
5.50%, 06/15/47		159	182,770
5.25%, 06/15/49		45	50,307
Kaiser Foundation Hospitals, 4.15%, 05/01/47		40	45,685
MEDNAX, Inc.(a):
5.25%, 12/01/23		40	40,900
6.25%, 01/15/27		128	131,200
Molina Healthcare, Inc., 4.88%, 06/15/25(a)		70	71,925
Northwell Healthcare, Inc., 4.26%, 11/01/47		19	20,440
Polaris Intermediate Corp., 8.50%, (8.50%
Cash or 9.25% PIK), 12/01/22(a)(e)		114	106,163
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		104	109,980
Surgery Center Holdings, Inc.(a):
6.75%, 07/01/25		80	80,000
10.00%, 04/15/27		71	77,923
Tenet Healthcare Corp.:
8.13%, 04/01/22		160	177,000
4.63%, 07/15/24		58	59,378
4.63%, 09/01/24(a)		24	25,022
4.88%, 01/01/26(a)		255	267,087
6.25%, 02/01/27(a)		116	124,845

Security		Par (000)	Value

Health Care Providers & Services (continued)
5.13%, 11/01/27(a)	USD	154	$162,662
UnitedHealth Group, Inc.:
3.50%, 06/15/23		260	272,409
3.10%, 03/15/26		260	272,347
3.50%, 08/15/39		170	178,532
4.38%, 03/15/42		85	98,251
4.75%, 07/15/45		105	129,301
3.70%, 08/15/49		15	16,123
3.88%, 08/15/59		40	43,202
Vizient, Inc., 6.25%, 05/15/27(a)		84	89,880

			8,198,347

Hotels, Restaurants & Leisure — 0.8%
1011778 BC ULC(a):
4.25%, 05/15/24		76	77,900
5.00%, 10/15/25		176	181,720
3.88%, 01/15/28		88	88,220
4.38%, 01/15/28		51	51,128
Boyne USA, Inc., 7.25%, 05/01/25(a)		39	42,412
Cedar Fair LP, 5.25%, 07/15/29(a)		107	115,292
Churchill Downs, Inc.(a):
5.50%, 04/01/27		149	157,940
4.75%, 01/15/28		63	65,047
Eldorado Resorts, Inc., 6.00%, 09/15/26		19	20,924
Golden Nugget, Inc., 6.75%, 10/15/24(a)		257	265,995
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		84	88,410
4.88%, 01/15/30		187	198,109
Hilton Worldwide Finance LLC, 4.88%, 04/01/27		41	43,562
IRB Holding Corp., 6.75%, 02/15/26(a)		48	50,280
KFC Holding Co.(a):
5.25%, 06/01/26		61	64,355
4.75%, 06/01/27		56	58,940
Marriott International, Inc.:
2.88%, 03/01/21		60	60,551
Series N, 3.13%, 10/15/21		70	71,224
2.30%, 01/15/22		60	60,284
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26		8	8,710
McDonald’s Corp.:
2.63%, 01/15/22		30	30,432
4.70%, 12/09/35		125	148,255
4.88%, 12/09/45		100	120,561
4.45%, 03/01/47		75	85,281
4.45%, 09/01/48		50	57,307
MGM Resorts International:
7.75%, 03/15/22		132	147,675
6.00%, 03/15/23		61	66,947
Scientific Games International, Inc.(a):
5.00%, 10/15/25		151	157,984
8.25%, 03/15/26		138	152,145
7.00%, 05/15/28		48	51,480
7.25%, 11/15/29		47	50,995
Six Flags Entertainment Corp., 5.50%, 04/15/27(a)		73	77,836
Station Casinos LLC, 5.00%, 10/01/25(a)		77	78,348
Viking Cruises Ltd., 5.88%, 09/15/27(a)		183	195,581
Wyndham Destinations, Inc., 5.75%, 04/01/27(f)		50	54,250
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		39	41,145
Wynn Las Vegas LLC, 5.25%, 05/15/27(a)		56	59,500
Wynn Resorts Finance LLC, 5.13%, 10/01/29(a)		101	108,323
Yum! Brands, Inc.:
4.75%, 01/15/30(a)		74	77,515

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
5.35%, 11/01/43	USD	14	$13,860

			3,546,423

Household Durables — 0.2%
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(a)		60	63,300
Installed Building Products, Inc., 5.75%, 02/01/28(a)		21	22,444
Lennar Corp.:
6.63%, 05/01/20		41	41,564
6.25%, 12/15/21		34	35,700
4.75%, 05/30/25		23	24,725
4.75%, 11/29/27		92	99,130
Mattamy Group Corp., 5.25%, 12/15/27(a)		48	49,920
MDC Holdings, Inc., 6.00%, 01/15/43		20	20,800
Meritage Homes Corp., 5.13%, 06/06/27		17	18,147
Panasonic Corp., 2.54%, 07/19/22(a)		200	201,738
PulteGroup, Inc.:
6.38%, 05/15/33		59	68,883
6.00%, 02/15/35		24	26,760
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		52	57,200
TRI Pointe Group, Inc.:
5.88%, 06/15/24		20	21,750
5.25%, 06/01/27		19	19,855

			771,916

Household Products — 0.0%
Energizer Holdings, Inc., 7.75%, 01/15/27(a)		86	96,109
Spectrum Brands, Inc.:
5.75%, 07/15/25		62	64,714
5.00%, 10/01/29(a)		40	41,300

			202,123

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp., 4.88%, 05/15/23		57	57,855
Calpine Corp.:
5.75%, 01/15/25		99	101,599
5.25%, 06/01/26(a)		119	123,909
4.50%, 02/15/28(a)		87	87,771
5.13%, 03/15/28(a)		201	205,161
Clearway Energy Operating LLC:
5.75%, 10/15/25		32	33,680
4.75%, 03/15/28(a)		27	27,371
NRG Energy, Inc.:
6.63%, 01/15/27		139	150,815
4.45%, 06/15/29(a)		100	104,760
5.25%, 06/15/29(a)		121	130,831
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)		66	67,898
Talen Energy Supply LLC, 10.50%, 01/15/26(a)		13	12,366

			1,104,016

Industrial Conglomerates — 0.1%
General Electric Co.:
4.38%, 09/16/20		125	126,937
2.70%, 10/09/22		65	65,899
5.88%, 01/14/38		135	164,101
Honeywell International, Inc., 2.70%, 08/15/29		70	71,648
Roper Technologies, Inc.:
2.80%, 12/15/21		50	50,745
3.65%, 09/15/23		165	173,270

			652,600

Insurance — 0.8%
Acrisure LLC, 8.13%, 02/15/24(a)		65	70,687
Alliant Holdings Intermediate LLC, 6.75%, 10/15/27(a)		170	182,061
Allstate Corp. (The), 3.85%, 08/10/49		70	77,531

Security		Par (000)	Value

Insurance (continued)
AmWINS Group, Inc., 7.75%, 07/01/26(a)	USD	34	$37,574
Aon Corp.:
2.20%, 11/15/22		155	155,730
3.75%, 05/02/29		100	107,007
Aon plc:
2.80%, 03/15/21		190	192,034
4.45%, 05/24/43		140	153,485
GTCR AP Finance, Inc., 8.00%, 05/15/27(a)		82	85,280
Hartford Financial Services Group, Inc. (The):
(LIBOR USD 3 Month + 2.13%), 4.03%, 02/12/47(a)(b)		100	94,250
4.40%, 03/15/48		20	23,054
HUB International Ltd., 7.00%, 05/01/26(a)		226	238,995
Jackson National Life Global Funding, 2.50%, 06/27/22(a)		80	81,128
Marsh & McLennan Cos., Inc.:
3.50%, 12/29/20		215	218,157
2.75%, 01/30/22		40	40,641
3.50%, 06/03/24		500	525,274
3.50%, 03/10/25		210	221,697
MetLife, Inc., 4.72%, 12/15/44(f)		35	42,738
New York Life Global Funding, 2.90%, 01/17/24(a)		150	154,768
NFP Corp., 8.00%, 07/15/25(a)		18	18,360
Pricoa Global Funding I, 2.45%, 09/21/22(a)		250	253,038
Principal Financial Group, Inc., 3.70%, 05/15/29		5	5,453
Principal Life Global Funding II, 2.25%, 11/21/24(a)		235	234,382
Prudential Financial, Inc., 4.35%, 02/25/50		95	109,521
Teachers Insurance & Annuity Association of America(a):
6.85%, 12/16/39		7	10,191
4.27%, 05/15/47		50	56,872
Travelers Cos., Inc. (The), 4.30%, 08/25/45		35	40,755
Willis Towers Watson plc, 5.75%, 03/15/21		94	97,979

			3,528,642

Interactive Media & Services — 0.1%(a)
Rackspace Hosting, Inc., 8.63%, 11/15/24		40	39,100
Tencent Holdings Ltd., 3.98%, 04/11/29		200	215,913
Twitter, Inc., 3.88%, 12/15/27		20	19,990

			275,003

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.:
2.80%, 08/22/24		50	51,749
3.15%, 08/22/27		220	233,152
3.88%, 08/22/37		105	119,341
Booking Holdings, Inc., 2.75%, 03/15/23		40	40,872
eBay, Inc., 2.75%, 01/30/23		50	50,693
Expedia Group, Inc.:
5.95%, 08/15/20		100	102,233
3.25%, 02/15/30(a)		130	125,120
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(a)		58	61,045

			784,205

IT Services — 0.8%
Banff Merger Sub, Inc., 9.75%, 09/01/26(a)		276	279,450
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(a)		85	87,338
Fidelity National Information Services, Inc., 3.75%, 05/21/29		45	49,331
Fiserv, Inc.:
2.75%, 07/01/24		515	524,097
3.50%, 07/01/29		60	63,065
4.40%, 07/01/49		65	73,794

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

IT Services (continued)
Gartner, Inc., 5.13%, 04/01/25(a)	USD	66	$68,723
Global Payments, Inc.:
3.75%, 06/01/23		255	265,614
2.65%, 02/15/25		45	45,205
4.80%, 04/01/26		50	55,656
3.20%, 08/15/29		90	91,729
4.15%, 08/15/49		30	32,096
International Business Machines Corp.:
2.88%, 11/09/22		100	102,594
3.00%, 05/15/24		480	498,105
3.30%, 05/15/26		100	105,566
3.50%, 05/15/29		100	107,591
4.00%, 06/20/42		80	88,394
4.25%, 05/15/49		370	423,451
PayPal Holdings, Inc., 2.40%, 10/01/24		70	70,690
Tempo Acquisition LLC, 6.75%, 06/01/25(a)		154	159,005
Visa, Inc., 3.15%, 12/14/25		155	163,876
Zayo Group LLC:
6.00%, 04/01/23		128	130,880
5.75%, 01/15/27(a)		257	261,176

			3,747,426

Leisure Products — 0.1%
Mattel, Inc.(a):
6.75%, 12/31/25		171	183,791
5.88%, 12/15/27		45	47,419

			231,210

Life Sciences Tools & Services — 0.2%
Avantor, Inc.(a):
6.00%, 10/01/24		269	286,816
9.00%, 10/01/25		198	221,271
Charles River Laboratories International, Inc.(a):
5.50%, 04/01/26		64	68,800
4.25%, 05/01/28		47	47,881
Thermo Fisher Scientific, Inc.:
3.00%, 04/15/23		60	61,696
2.95%, 09/19/26		50	51,420
2.60%, 10/01/29		190	187,955

			925,839

Machinery — 0.2%
Amsted Industries, Inc., 5.63%, 07/01/27(a)		32	33,920
Colfax Corp.(a):
6.00%, 02/15/24		99	105,187
6.38%, 02/15/26		51	55,590
EnPro Industries, Inc., 5.75%, 10/15/26		68	72,420
Grinding Media, Inc., 7.38%, 12/15/23(a)		77	78,444
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(a)		55	57,612
Mueller Water Products, Inc., 5.50%, 06/15/26(a)		59	62,171
Navistar International Corp., 6.63%, 11/01/25(a)		80	81,500
RBS Global, Inc., 4.88%, 12/15/25(a)		88	90,860
SPX FLOW, Inc.(a):
5.63%, 08/15/24		58	60,392
5.88%, 08/15/26		19	20,093
Stevens Holding Co., Inc., 6.13%, 10/01/26(a)		21	22,943
Terex Corp., 5.63%, 02/01/25(a)		41	42,333
Titan Acquisition Ltd., 7.75%, 04/15/26(a)		146	144,540
Wabash National Corp., 5.50%, 10/01/25(a)		63	63,000

			991,005

Media — 2.4%
Altice Financing SA(a):
6.63%, 02/15/23		200	203,500
7.50%, 05/15/26		200	215,000
Altice Luxembourg SA, 10.50%, 05/15/27(a) .		264	300,973
AMC Networks, Inc., 4.75%, 08/01/25		68	68,255

Security	Par (000)		Value

Media (continued)
Charter Communications Operating LLC:
3.58%, 07/23/20(a)	USD	20	$20,127
3.58%, 07/23/20		375	377,390
4.46%, 07/23/22		450	473,026
4.50%, 02/01/24		555	597,307
6.38%, 10/23/35		99	124,606
6.48%, 10/23/45		376	466,137
5.13%, 07/01/49		95	103,393
4.80%, 03/01/50		35	36,908
6.83%, 10/23/55		12	15,716
Clear Channel Worldwide Holdings, Inc.(a):
9.25%, 02/15/24		190	210,425
5.13%, 08/15/27		281	292,605
Comcast Corp.:
2.85%, 01/15/23		100	102,823
2.75%, 03/01/23		160	163,467
3.70%, 04/15/24		970	1,034,596
3.15%, 03/01/26		85	89,114
3.15%, 02/15/28		205	214,918
4.15%, 10/15/28		75	84,476
3.20%, 07/15/36		50	51,191
4.60%, 10/15/38		450	536,520
4.65%, 07/15/42		15	18,036
4.00%, 03/01/48		42	46,627
4.70%, 10/15/48		125	154,346
4.95%, 10/15/58		70	91,225
CSC Holdings LLC:
5.25%, 06/01/24		39	42,022
10.88%, 10/15/25(a)		296	330,780
5.50%, 05/15/26(a)		200	211,748
5.75%, 01/15/30(a)		200	213,500
Diamond Sports Group LLC, 5.38%, 08/15/26(a)		113	114,305
Discovery Communications LLC:
3.30%, 05/15/22		50	51,294
2.95%, 03/20/23		450	458,641
3.25%, 04/01/23		100	102,903
5.00%, 09/20/37		125	141,273
DISH DBS Corp.:
6.75%, 06/01/21		68	71,567
5.88%, 07/15/22		210	222,600
5.00%, 03/15/23		87	89,249
5.88%, 11/15/24		48	49,050
Entercom Media Corp., 6.50%, 05/01/27(a)		71	75,970
Fox Corp., 5.58%, 01/25/49(a)		50	63,700
GCI LLC, 6.63%, 06/15/24(a)		57	61,703
Gray Television, Inc., 7.00%, 05/15/27(a)		27	30,004
Grupo Televisa SAB, 5.25%, 05/24/49		200	215,500
iHeartCommunications, Inc.:
6.38%, 05/01/26		64	69,440
4.75%, 01/15/28(a)		24	24,600
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		55	55,589
3.75%, 10/01/21		20	20,557
5.40%, 10/01/48		120	147,284
Meredith Corp., 6.88%, 02/01/26		26	27,032
Midcontinent Communications, 5.38%, 08/15/27(a)		39	41,243
Omnicom Group, Inc., 4.45%, 08/15/20		77	78,038
Outfront Media Capital LLC(a):
5.00%, 08/15/27		73	76,467
4.63%, 03/15/30		43	43,753
Sirius XM Radio, Inc.(a):
5.00%, 08/01/27		124	130,820
5.50%, 07/01/29		106	114,611
Sky Ltd., 3.75%, 09/16/24(a)		200	214,247

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Terrier Media Buyer, Inc., 8.88%, 12/15/27(a)	USD	75	$79,313
Time Warner Cable LLC:
4.00%, 09/01/21		100	102,332
4.50%, 09/15/42		37	37,828
Univision Communications, Inc.(a):
5.13%, 05/15/23		61	60,848
5.13%, 02/15/25		40	39,550
ViacomCBS, Inc.:
4.30%, 02/15/21		30	30,626
3.38%, 03/01/22		5	5,116
2.90%, 06/01/23		30	30,626
3.88%, 04/01/24		90	95,309
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57(b)		410	426,400
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57(b)		395	438,055
Videotron Ltd., 5.13%, 04/15/27(a)		60	64,200
WMG Acquisition Corp., 5.50%, 04/15/26(a) .		22	23,155
Ziggo Bond Co. BV, 5.88%, 01/15/25(a)		200	206,126
Ziggo BV, 5.50%, 01/15/27(a)		150	159,375

			11,481,056

Metals & Mining — 0.4%
Allegheny Technologies, Inc., 5.88%, 12/01/27		59	61,950
BHP Billiton Finance USA Ltd.:
2.88%, 02/24/22		25	25,486
5.00%, 09/30/43		25	32,018
Big River Steel LLC, 7.25%, 09/01/25(a)		70	73,850
Constellium SE(a):
6.63%, 03/01/25		250	259,400
5.88%, 02/15/26		250	264,375
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		73	73,913
3.88%, 03/15/23		192	195,500
5.25%, 09/01/29		53	56,779
5.45%, 03/15/43		288	298,080
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(a)		21	22,155
Kaiser Aluminum Corp., 4.63%, 03/01/28(a) .		96	98,496
New Gold, Inc., 6.25%, 11/15/22(a)		74	73,653
Newmont Goldcorp Corp.:
3.50%, 03/15/22		40	41,059
2.80%, 10/01/29		15	14,861
4.88%, 03/15/42		25	29,273
Novelis Corp., 5.88%, 09/30/26(a)		137	145,782
Southern Copper Corp., 5.88%, 04/23/45		75	93,563
Steel Dynamics, Inc., 3.45%, 04/15/30		100	101,188
Vale Overseas Ltd., 6.25%, 08/10/26		75	87,750

			2,049,131

Multiline Retail — 0.0%
Target Corp., 3.90%, 11/15/47		5	5,749

Multi-Utilities — 0.2%
CenterPoint Energy, Inc., 2.50%, 09/01/22		25	25,208
CMS Energy Corp., 3.00%, 05/15/26		125	128,473
Dominion Energy, Inc.(f):
4.10%, 04/01/21		35	35,872
2.72%, 08/15/21		200	201,533
NiSource, Inc., 4.80%, 02/15/44		107	124,455
Sempra Energy(b):
(LIBOR USD 3 Month + 0.50%), 2.50%, 01/15/21		40	40,007
(LIBOR USD 3 Month + 0.45%), 2.34%, 03/15/21		200	200,063

Security	Par (000)		Value

Multi-Utilities (continued)
WEC Energy Group, Inc., 3.10%, 03/08/22	USD	300	$306,426

			1,062,037

Oil, Gas & Consumable Fuels — 4.3%
Antero Resources Corp., 5.38%, 11/01/21		35	33,327
Apache Corp.:
3.63%, 02/01/21		26	26,267
3.25%, 04/15/22		21	21,398
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(a)		59	58,683
BP Capital Markets America, Inc.:
3.25%, 05/06/22		280	289,018
2.52%, 09/19/22		30	30,397
3.79%, 02/06/24		85	90,464
3.22%, 04/14/24		100	104,409
3.59%, 04/14/27		35	37,474
4.23%, 11/06/28		60	67,863
BP Capital Markets plc:
2.52%, 01/15/20		110	110,013
3.56%, 11/01/21		400	412,505
3.28%, 09/19/27		16	16,837
Callon Petroleum Co.:
6.13%, 10/01/24		53	54,004
6.38%, 07/01/26		82	83,197
Cameron LNG LLC, 3.30%, 01/15/35(a)		110	111,099
Canadian Natural Resources Ltd.:
2.95%, 01/15/23		65	66,310
3.85%, 06/01/27		220	234,314
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		88	89,307
8.25%, 07/15/25		38	38,855
Cenovus Energy, Inc.:
3.00%, 08/15/22		150	152,123
4.25%, 04/15/27		50	52,973
5.40%, 06/15/47		25	29,057
Centennial Resource Production LLC, 6.88%, 04/01/27(a)		63	65,520
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25		140	157,424
Cheniere Energy Partners LP:
5.63%, 10/01/26		98	103,635
4.50%, 10/01/29(a)		110	113,036
Chesapeake Energy Corp.:
6.63%, 08/15/20		55	54,450
4.88%, 04/15/22		105	82,950
11.50%, 01/01/25(a)		70	66,150
Cimarex Energy Co., 3.90%, 05/15/27		125	129,679
CNX Resources Corp., 5.88%, 04/15/22		146	146,102
Comstock Resources, Inc., 9.75%, 08/15/26		45	40,837
Concho Resources, Inc.:
3.75%, 10/01/27		230	241,924
4.30%, 08/15/28		60	65,424
4.88%, 10/01/47		27	31,545
Continental Resources, Inc.:
5.00%, 09/15/22		206	207,478
4.50%, 04/15/23		155	161,951
4.38%, 01/15/28		125	132,922
Covey Park Energy LLC, 7.50%, 05/15/25(a)		56	48,160
Crestwood Midstream Partners LP, 5.63%, 05/01/27(a)		83	84,141
CrownRock LP, 5.63%, 10/15/25(a)		192	195,840
DCP Midstream Operating LP:
5.38%, 07/15/25		30	32,625
6.45%, 11/03/36(a)		56	58,800
6.75%, 09/15/37(a)		69	72,450

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc., 9.00%, 05/15/21(a)	USD	75	$72,562
Devon Energy Corp.:
5.60%, 07/15/41		12	14,593
4.75%, 05/15/42		110	123,410
Diamondback Energy, Inc., 3.50%, 12/01/29		225	228,960
Enbridge, Inc.:
2.90%, 07/15/22		230	234,316
4.00%, 10/01/23		200	211,324
3.70%, 07/15/27		100	105,924
4.50%, 06/10/44		105	115,781
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(b)		775	820,570
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(b)		125	135,574
Encana Corp.:
3.90%, 11/15/21		225	230,433
6.50%, 02/01/38		65	76,796
Endeavor Energy Resources LP(a):
5.50%, 01/30/26		96	99,120
5.75%, 01/30/28		88	92,510
Energy Transfer Operating LP:
3.60%, 02/01/23		30	30,731
5.88%, 01/15/24		550	608,927
4.20%, 04/15/27		200	209,470
6.50%, 02/01/42		160	190,321
5.30%, 04/15/47		40	42,701
6.25%, 04/15/49		110	132,749
EnLink Midstream Partners LP, 4.40%, 04/01/24		78	75,668
Enterprise Products Operating LLC:
2.85%, 04/15/21		100	101,032
3.90%, 02/15/24		220	233,459
6.45%, 09/01/40		106	144,107
4.90%, 05/15/46		40	46,916
4.25%, 02/15/48		220	236,365
4.80%, 02/01/49		25	29,369
4.20%, 01/31/50		10	10,734
Series E, (LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/77(b)		423	428,068
Exxon Mobil Corp., 3.04%, 03/01/26		50	52,458
Genesis Energy LP:
6.00%, 05/15/23		23	22,770
6.25%, 05/15/26		25	23,875
Great Western Petroleum LLC, 9.00%, 09/30/21(a)		69	61,669
Hess Corp.:
5.60%, 02/15/41		136	159,273
5.80%, 04/01/47		37	45,315
Hess Midstream Operations LP(a):
5.63%, 02/15/26		28	29,145
5.13%, 06/15/28		31	31,387
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		55	51,700
Kinder Morgan Energy Partners LP:
3.50%, 09/01/23		160	165,823
4.15%, 02/01/24		115	121,964
4.25%, 09/01/24		360	385,584
6.95%, 01/15/38		70	92,742
6.38%, 03/01/41		97	121,820
5.40%, 09/01/44		40	46,090
Kinder Morgan, Inc., 5.55%, 06/01/45		39	46,413
Marathon Oil Corp.:
4.40%, 07/15/27		306	332,808
5.20%, 06/01/45		22	25,601
Marathon Petroleum Corp., 4.75%, 09/15/44		54	59,366

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Matador Resources Co., 5.88%, 09/15/26	USD	65	$65,163
MEG Energy Corp.(a):
6.38%, 01/30/23		63	63,157
6.50%, 01/15/25		126	131,053
MPLX LP:
(LIBOR USD 3 Month + 0.90%), 2.79%, 09/09/21(b)		35	35,107
6.25%, 10/15/22(a)		8	8,158
3.50%, 12/01/22(a)		210	216,217
3.38%, 03/15/23		50	51,350
4.88%, 12/01/24		100	108,719
4.88%, 06/01/25		300	327,732
4.13%, 03/01/27		190	199,583
4.25%, 12/01/27(a)		25	26,323
4.50%, 04/15/38		40	40,703
Murphy Oil Corp.:
5.75%, 08/15/25		18	18,827
5.88%, 12/01/27		25	26,250
5.87%, 12/01/42(f)		18	16,560
Newfield Exploration Co.:
5.63%, 07/01/24		550	604,386
5.38%, 01/01/26		37	40,131
Noble Energy, Inc., 4.20%, 10/15/49		140	141,885
NuStar Logistics LP, 6.00%, 06/01/26		39	41,243
Occidental Petroleum Corp.:
Series 1, 4.10%, 02/01/21		50	50,870
3.13%, 02/15/22		50	50,884
2.70%, 08/15/22		215	217,235
2.90%, 08/15/24		470	477,680
6.45%, 09/15/36		25	30,710
4.50%, 07/15/44		25	25,258
4.20%, 03/15/48		115	114,243
Parkland Fuel Corp., 5.88%, 07/15/27(a)		48	51,617
Parsley Energy LLC(a):
6.25%, 06/01/24		11	11,440
5.38%, 01/15/25		80	82,400
5.63%, 10/15/27		56	59,220
PBF Holding Co. LLC, 7.25%, 06/15/25		20	21,350
PDC Energy, Inc.:
6.13%, 09/15/24		39	39,488
5.75%, 05/15/26		20	19,950
Pioneer Natural Resources Co.:
7.50%, 01/15/20		50	50,083
3.45%, 01/15/21		50	50,584
4.45%, 01/15/26		50	54,766
Plains All American Pipeline LP:
5.00%, 02/01/21		50	51,146
3.65%, 06/01/22		250	256,501
QEP Resources, Inc.:
6.88%, 03/01/21		24	24,840
5.38%, 10/01/22		62	62,310
5.25%, 05/01/23		40	39,600
5.63%, 03/01/26		47	45,837
Range Resources Corp.:
5.75%, 06/01/21		62	61,845
5.00%, 08/15/22		23	22,540
SM Energy Co.:
1.50%, 07/01/21(g)		36	34,081
6.13%, 11/15/22		44	44,440
5.00%, 01/15/24		53	50,482
6.75%, 09/15/26		24	23,520
Southwestern Energy Co.:
6.20%, 01/23/25(f)		13	11,923
7.75%, 10/01/27		8	7,410
Spectra Energy Partners LP, 4.75%, 03/15/24		65	70,781

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
SRC Energy, Inc., 6.25%, 12/01/25	USD	5	$5,038
Sunoco Logistics Partners Operations LP:
4.25%, 04/01/24		450	473,261
4.00%, 10/01/27		90	93,118
5.40%, 10/01/47		80	86,982
Sunoco LP:
4.88%, 01/15/23		39	39,878
6.00%, 04/15/27		26	27,755
5.88%, 03/15/28		22	23,360
Tallgrass Energy Partners LP(a):
5.50%, 09/15/24		64	64,320
5.50%, 01/15/28		13	12,740
Targa Resources Partners LP:
6.50%, 07/15/27(a)		85	93,075
5.00%, 01/15/28		73	74,460
6.88%, 01/15/29(a)		133	147,630
5.50%, 03/01/30(a)		67	68,843
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	11,538
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		35	36,032
5.00%, 01/31/28		33	34,891
4.75%, 01/15/30		64	65,120
TransCanada PipeLines Ltd.:
2.50%, 08/01/22		250	252,674
4.63%, 03/01/34		15	17,110
7.63%, 01/15/39		50	75,029
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(b)		903	971,899
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28		140	148,956
Viper Energy Partners LP, 5.38%, 11/01/27(a)		20	20,800
Williams Cos., Inc. (The):
3.60%, 03/15/22		475	488,420
3.35%, 08/15/22		360	368,867
3.70%, 01/15/23		40	41,431
4.50%, 11/15/23		100	107,096
4.30%, 03/04/24		125	133,411
4.55%, 06/24/24		200	215,933
WPX Energy, Inc.:
8.25%, 08/01/23		48	55,200
5.75%, 06/01/26		42	44,835

			20,138,513

Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 3.73%, 07/15/23(a)		25	26,175

Personal Products — 0.0%
Estee Lauder Cos., Inc. (The), 2.00%, 12/01/24		165	165,443

Pharmaceuticals — 1.4%
Allergan Funding SCS:
3.45%, 03/15/22		1,752	1,792,234
3.80%, 03/15/25		75	78,818
4.85%, 06/15/44		86	93,730
Allergan, Inc., 2.80%, 03/15/23		200	201,584
Bausch Health Americas, Inc., 8.50%, 01/31/27(a)		184	209,539
Bausch Health Cos., Inc.(a):
6.13%, 04/15/25		147	151,885
5.50%, 11/01/25		248	259,160
5.75%, 08/15/27		75	81,375
7.00%, 01/15/28		96	105,965
5.00%, 01/30/28		94	96,481
7.25%, 05/30/29		119	135,957
5.25%, 01/30/30		92	95,404

Security	Par (000)		Value

Pharmaceuticals (continued)
Bayer US Finance II LLC, 2.20%, 07/15/22(a)	USD	30	$29,844
Bayer US Finance LLC, 3.38%, 10/08/24(a)		200	206,166
Bristol-Myers Squibb Co.(a):
2.25%, 08/15/21		30	30,188
2.75%, 02/15/23		75	76,439
2.90%, 07/26/24		365	376,898
3.40%, 07/26/29		50	53,511
Catalent Pharma Solutions, Inc.(a):
4.88%, 01/15/26		71	73,485
5.00%, 07/15/27		94	98,465
Elanco Animal Health, Inc., 4.90%, 08/28/28		39	42,441
Eli Lilly & Co.:
3.95%, 03/15/49		100	115,837
4.15%, 03/15/59		20	23,623
Johnson & Johnson, 3.55%, 03/01/36		65	71,137
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)		157	156,215
Pfizer, Inc., 4.30%, 06/15/43		70	82,208
Shire Acquisitions Investments Ireland DAC:
2.40%, 09/23/21		550	553,128
2.88%, 09/23/23		1,090	1,110,729

			6,402,446

Professional Services — 0.2%
ASGN, Inc., 4.63%, 05/15/28(a)		50	51,394
Dun & Bradstreet Corp. (The)(a):
6.88%, 08/15/26		186	205,298
10.25%, 02/15/27		123	141,450
Jaguar Holding Co. II, 6.38%, 08/01/23(a)		231	238,435
Verisk Analytics, Inc., 4.13%, 09/12/22		50	52,509

			689,086

Real Estate Management & Development — 0.0%
Five Point Operating Co. LP, 7.88%, 11/15/25(a)		69	69,504
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)		45	46,687
Howard Hughes Corp. (The), 5.38%, 03/15/25(a)		51	53,168
Newmark Group, Inc., 6.13%, 11/15/23		18	19,851

			189,210

Road & Rail — 0.9%
Burlington Northern Santa Fe LLC:
3.00%, 04/01/25		150	156,159
4.90%, 04/01/44		75	93,529
4.15%, 12/15/48		90	103,711
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(a)		43	44,613
CSX Corp.:
3.25%, 06/01/27		100	105,201
3.80%, 03/01/28		75	81,853
4.30%, 03/01/48		100	113,608
ERAC USA Finance LLC, 2.60%, 12/01/21(a)		25	25,193
Hertz Corp. (The)(a):
7.63%, 06/01/22		23	23,920
6.00%, 01/15/28		62	62,000
Norfolk Southern Corp.:
2.90%, 06/15/26		125	128,909
3.80%, 08/01/28		40	43,964
4.15%, 02/28/48		30	33,917
Penske Truck Leasing Co. LP(a):
3.38%, 02/01/22		585	597,452
2.70%, 03/14/23		265	267,845
4.13%, 08/01/23		200	211,137
2.70%, 11/01/24		120	120,859
Ryder System, Inc.:
2.65%, 03/02/20		200	200,044
3.50%, 06/01/21		500	510,225

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Road & Rail (continued)
3.40%, 03/01/23	USD	215	$221,751
3.75%, 06/09/23		40	41,796
3.88%, 12/01/23		250	263,909
Uber Technologies, Inc.(a):
7.50%, 11/01/23		61	63,745
7.50%, 09/15/27		65	66,686
Union Pacific Corp.:
2.95%, 01/15/23		125	128,129
2.75%, 04/15/23		260	264,932
3.55%, 08/15/39		15	15,588
4.30%, 03/01/49		120	138,667
3.95%, 08/15/59		25	26,218
3.84%, 03/20/60(a)		123	124,799

			4,280,359

Semiconductors & Semiconductor Equipment — 0.8%
Analog Devices, Inc., 3.13%, 12/05/23		25	25,842
Applied Materials, Inc., 3.30%, 04/01/27		80	84,843
Broadcom Corp.:
2.20%, 01/15/21		230	230,177
3.63%, 01/15/24		85	88,096
3.88%, 01/15/27		276	286,697
Broadcom, Inc.(a):
3.63%, 10/15/24		660	686,327
4.75%, 04/15/29		200	218,696
Entegris, Inc., 4.63%, 02/10/26(a)		47	48,645
KLA Corp.:
4.65%, 11/01/24		524	575,171
4.10%, 03/15/29		275	301,305
Lam Research Corp.:
3.80%, 03/15/25		30	32,032
3.75%, 03/15/26		110	117,936
4.00%, 03/15/29		55	60,573
4.88%, 03/15/49		70	87,661
Microchip Technology, Inc., 1.63%, 02/15/25(g)		15	32,269
NXP BV(a):
4.63%, 06/15/22		340	358,370
5.55%, 12/01/28		120	140,266
4.30%, 06/18/29		196	211,951
ON Semiconductor Corp., 1.00%, 12/01/20(g)		54	73,386
Qorvo, Inc.:
5.50%, 07/15/26		64	68,160
4.38%, 10/15/29(a)		12	12,570
QUALCOMM, Inc., 4.30%, 05/20/47		55	63,100

			3,804,073

Software — 1.0%
ACI Worldwide, Inc., 5.75%, 08/15/26(a)		127	136,842
Ascend Learning LLC:
6.88%, 08/01/25(a)		173	181,650
Autodesk, Inc.:
3.13%, 06/15/20		30	30,097
3.60%, 12/15/22		50	51,721
3.50%, 06/15/27		75	78,635
CA, Inc., 3.60%, 08/15/22		40	40,925
Camelot Finance SA, 4.50%, 11/01/26(a)		117	120,218
CDK Global, Inc.:
4.88%, 06/01/27		111	117,244
5.25%, 05/15/29(a)		51	54,697
Change Healthcare Holdings LLC, 5.75%, 03/01/25(a)		169	173,647
Genesys Telecommunications Laboratories,
Inc., 10.00%, 11/30/24(a)		204	220,575
Infor US, Inc., 6.50%, 05/15/22		408	414,120
Informatica LLC, 7.13%, 07/15/23(a)		174	176,610

Security	Par (000)		Value

Software (continued)
Microsoft Corp.:
3.45%, 08/08/36	USD	70	$76,721
4.10%, 02/06/37		45	53,235
3.70%, 08/08/46		420	474,917
Nuance Communications, Inc., 5.63%, 12/15/26		97	103,376
Oracle Corp.:
3.63%, 07/15/23		150	158,623
2.40%, 09/15/23		250	254,175
3.40%, 07/08/24		455	480,337
3.90%, 05/15/35		75	83,653
3.85%, 07/15/36		25	27,412
5.38%, 07/15/40		40	51,994
4.00%, 07/15/46		164	182,559
PTC, Inc., 6.00%, 05/15/24		44	45,925
Solera LLC, 10.50%, 03/01/24(a)		334	354,394
SS&C Technologies, Inc., 5.50%, 09/30/27(a)		216	230,580
TIBCO Software, Inc., 11.38%, 12/01/21(a)		170	176,171

			4,551,053

Specialty Retail — 0.3%
Home Depot, Inc. (The):
4.25%, 04/01/46		40	47,170
3.90%, 06/15/47		75	84,880
4.50%, 12/06/48		85	105,003
L Brands, Inc., 6.88%, 11/01/35		82	73,390
Lowe’s Cos., Inc.:
3.70%, 04/15/46		77	78,549
4.55%, 04/05/49		145	171,198
Murphy Oil USA, Inc., 4.75%, 09/15/29		40	42,243
O’Reilly Automotive, Inc., 4.63%, 09/15/21		80	82,952
Penske Automotive Group, Inc., 5.50%, 05/15/26		49	51,328
PetSmart, Inc., 5.88%, 06/01/25(a)		166	169,112
SRS Distribution, Inc., 8.25%, 07/01/26(a)		74	76,405
Staples, Inc.(a):
7.50%, 04/15/26		220	228,250
10.75%, 04/15/27		50	50,750

			1,261,230

Technology Hardware, Storage & Peripherals — 0.7%

Apple, Inc.:
2.50%, 02/09/22		225	228,394
2.40%, 05/03/23		130	132,218
2.85%, 05/11/24		450	465,498
3.25%, 02/23/26		545	577,196
2.20%, 09/11/29		160	156,996
4.50%, 02/23/36		25	30,382
4.38%, 05/13/45		20	24,287
3.85%, 08/04/46		230	259,394
3.75%, 09/12/47		30	33,417
Dell International LLC(a):
4.42%, 06/15/21		5	5,146
5.45%, 06/15/23		480	520,675
8.35%, 07/15/46		105	144,683
Hewlett Packard Enterprise Co.(f):
3.60%, 10/15/20		300	303,408
4.40%, 10/15/22		270	285,290
NCR Corp.(a):
5.75%, 09/01/27		22	23,430
6.13%, 09/01/29		66	71,618
Western Digital Corp., 4.75%, 02/15/26		109	113,632
Xerox Corp., 3.50%, 08/20/20		30	30,192

			3,405,856

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co. (The), 5.63%, 03/15/27(a)	USD	63	$67,725

Thrifts & Mortgage Finance — 0.1%
BPCE SA, 2.65%, 02/03/21		250	251,755
Ladder Capital Finance Holdings LLLP, 5.25%, 10/01/25(a)		73	75,738
Nationstar Mortgage Holdings, Inc.(a):
8.13%, 07/15/23		100	105,852
9.13%, 07/15/26		62	68,665

			502,010

Tobacco — 0.6%
Altria Group, Inc.:
3.80%, 02/14/24		605	637,105
4.80%, 02/14/29		255	284,240
5.38%, 01/31/44		130	146,889
5.95%, 02/14/49		115	139,434
BAT Capital Corp.:
3.22%, 08/15/24		35	35,801
2.79%, 09/06/24		775	778,793
3.46%, 09/06/29		130	131,515
Reynolds American, Inc.:
4.00%, 06/12/22		250	260,233
4.45%, 06/12/25		215	231,530
7.00%, 08/04/41		98	119,917

			2,765,457

Trading Companies & Distributors — 0.4%
Air Lease Corp.:
3.50%, 01/15/22		500	513,851
3.75%, 02/01/22		100	102,987
2.75%, 01/15/23		80	81,061
3.88%, 07/03/23		300	316,136
Aviation Capital Group LLC(a):
2.88%, 01/20/22		100	100,720
3.88%, 05/01/23		110	113,664
Beacon Roofing Supply, Inc.(a):
4.88%, 11/01/25		42	42,210
4.50%, 11/15/26		16	16,480
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(a)		25	23,687
Fortress Transportation & Infrastructure
Investors LLC(a):
6.75%, 03/15/22		12	12,510
6.50%, 10/01/25		23	24,276
HD Supply, Inc., 5.38%, 10/15/26(a)		305	323,300
Herc Holdings, Inc., 5.50%, 07/15/27(a)		83	87,358
United Rentals North America, Inc.:
5.50%, 07/15/25		34	35,328
4.63%, 10/15/25		97	99,726
5.88%, 09/15/26		55	59,001
3.88%, 11/15/27		44	44,922

			1,997,217

Wireless Telecommunication Services — 0.5%
America Movil SAB de CV:
3.13%, 07/16/22		550	562,375
3.63%, 04/22/29		200	211,312
Connect Finco SARL, 6.75%, 10/01/26(a)		250	266,250
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(a)		107	113,019
Hughes Satellite Systems Corp., 5.25%, 08/01/26		59	64,753
Rogers Communications, Inc., 3.70%, 11/15/49		30	30,285
Sprint Corp.:
7.88%, 09/15/23		101	111,436
7.13%, 06/15/24		51	55,016
7.63%, 03/01/26		88	97,047

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.:
6.50%, 01/15/26	USD	68	$72,910
4.50%, 02/01/26		108	110,700
4.75%, 02/01/28		90	94,303
Vodafone Group plc:
3.75%, 01/16/24		70	74,047
5.25%, 05/30/48		150	180,183
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79(b)		240	281,967
Xplornet Communications, Inc., 9.63%, (9.63% Cash or 10.63% PIK), 06/01/22(a)(e)		56	55,720

			2,381,323

Total Corporate Bonds — 48.3% (Cost: $221,438,682)			228,613,785

Equity-Linked Notes — 4.1%

Aerospace & Defense — 0.1%
Credit Suisse AG (Northrop Grumman Corp.), 10.40%, 01/28/20		1	278,622
Nomura Bank International plc (Lockheed Martin Corp.), 8.07%, 01/23/20		1	277,281

			555,903

Airlines — 0.2%
BNP Paribas SA (Delta Air Lines, Inc.):
13.39%, 01/09/20		5	285,601
10.27%, 01/14/20		4	240,134
HSBC Bank plc (United Airlines Holdings, Inc.), 12.19%, 01/09/20		3	264,950

			790,685

Automobiles — 0.1%
Wells Fargo & Co. (General Motors Co.), 10.28%, 02/03/20		8	281,743

Banks — 0.2%
Citigroup Global Markets Holdings, Inc. (Bank of America Corp.), 11.01%, 01/15/20(a)		9	290,387
Citigroup Global Markets Holdings, Inc. (Citizens Financial Group, Inc.), 14.30%, 01/16/20(a)		8	290,160
Nomura Bank International plc (Citigroup, Inc.), 11.94%, 01/14/20		4	285,497
Nomura Bank International plc (JPMorgan Chase & Co.), 11.27%, 01/14/20		2	285,151

			1,151,195

Beverages — 0.0%
Societe Generale SA (Anheuser-Busch InBev
SA), 8.15%, 02/03/20	EUR	2	150,366

Biotechnology — 0.0%
Royal Bank of Canada (AbbVie, Inc.), 22.51%, 01/27/20(a)	USD	3	271,834

Capital Markets — 0.1%
BNP Paribas SA (S&P Global, Inc.), 10.24%, 02/04/20		1	285,931
UBS AG (Goldman Sachs Group, Inc. (The)), 14.30%, 01/15/20		1	282,338

			568,269

Chemicals — 0.2%
BNP Paribas SA (Air Products & Chemicals, Inc.), 10.39%, 01/23/20		1	282,454
BNP Paribas SA (Eastman Chemical Co.), 13.32%, 01/29/20		3	267,050

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Credit Suisse AG (Ecolab, Inc.), 9.85%, 02/13/20	USD	1	$280,641
Nomura Bank International plc (PPG Industries, Inc.):
7.78%, 01/15/20		1	144,747
7.80%, 01/16/20		1	144,590

			1,119,482

Commercial Services & Supplies — 0.0%
Toronto-Dominion Bank (The) (Copart, Inc.), 9.69%, 02/19/20		3	275,798

Communications Equipment — 0.0%
Merrill Lynch International & Co. (Motorola Solutions, Inc.), 12.69%, 02/04/20		2	274,198

Construction & Engineering — 0.1%
BNP Paribas SA (Balfour Beatty plc), 14.93%, 01/31/20		3	282,794

Construction Materials — 0.1%
Credit Suisse AG (Vulcan Materials Co.), 11.35%, 02/10/20		2	276,838
Royal Bank of Canada (Martin Marietta Materials, Inc.), 12.06%, 02/07/20(a)		1	278,408

			555,246

Consumer Finance — 0.1%
Nomura Bank International plc (American Express Co.), 11.59%, 01/16/20		2	283,123

Containers & Packaging — 0.1%(a)
Royal Bank of Canada (Ball Corp.), 14.27%, 01/29/20		4	279,016
Royal Bank of Canada (International Paper Co.), 11.85%, 01/29/20		6	272,084

			551,100

Electrical Equipment — 0.1%
Credit Suisse AG (Eaton Corp plc), 8.55%, 01/27/20		3	282,032

Entertainment — 0.1%
Wells Fargo & Co. (Electronic Arts, Inc.), 10.29%, 01/24/20		3	284,328

Equity Real Estate Investment Trusts (REITs) — 0.1%
Merrill Lynch International & Co. (American Tower Corp.), 10.95%, 02/25/20		1	286,237

Food Products — 0.1%
JPMorgan Structured Products BV (Mondelez International, Inc.), 9.50%, 01/24/20(a)		5	280,584

Health Care Equipment & Supplies — 0.2%
BNP Paribas SA (Hologic, Inc.), 10.89%, 01/24/20		6	282,355
JPMorgan Structured Products BV (Stryker Corp.), 9.42%, 01/24/20(a)		1	281,368
Royal Bank of Canada (Danaher Corp.), 14.05%, 01/28/20(a)		2	283,589

			847,312

Health Care Providers & Services — 0.2%
BNP Paribas SA (Humana, Inc.), 11.78%, 02/04/20		1	289,046
Canadian Imperial Bank of Commerce (HCA Healthcare, Inc.), 10.66%, 01/28/20		2	285,704
JPMorgan Structured Products BV (Anthem, Inc.), 12.30%, 01/24/20(a)		1	284,683

			859,433

Security		Par (000)		Value

Hotels, Restaurants & Leisure — 0.3%
Merrill Lynch International & Co. (Restaurant Group PLC (The)), 12.08%, 01/30/20	USD	1		$277,934
Merrill Lynch International & Co. (Starbucks Corp.), 7.55%, 01/23/20		3		278,787
Nomura Bank International plc (Royal Caribbean Cruises Ltd.), 11.15%, 01/24/20		2		290,893
Societe Generale SA (Chipotle Mexican Grill, Inc.), 13.97%, 02/05/20		—	(h)	280,260
Societe Generale SA (McDonald’s Corp.), 6.77%, 01/23/20		1		279,718

				1,407,592

Household Durables — 0.1%(a)
Citigroup Global Markets Holdings, Inc. (DR Horton, Inc.), 12.85%, 01/22/20		5		267,544
Citigroup Global Markets Holdings, Inc. (Lennar Corp.), 10.06%, 01/08/20		5		259,896

				527,440

Industrial Conglomerates — 0.2%
BNP Paribas SA (Honeywell International, Inc.), 8.08%, 01/24/20		2		291,127
UBS AG (Roper Technologies, Inc.), 12.50%, 01/28/20		1		279,394
Wells Fargo & Co. (General Electric Co.), 12.89%, 01/24/20		25		277,302

				847,823

Insurance — 0.1%
BNP Paribas SA (MetLife, Inc.):
11.31%, 02/03/20		3		140,734
8.95%, 02/04/20(a)		3		136,393
11.26%, 02/04/20		3		140,615
10.92%, 02/05/20(a)		3		138,079

				555,821

Internet & Direct Marketing Retail — 0.0%
Royal Bank of Canada (eBay, Inc.)(a):
11.74%, 01/28/20		4		139,426
11.65%, 01/29/20		4		139,507

				278,933

IT Services — 0.2%
Citigroup Global Markets Holdings, Inc. (Booz Allen Hamilton Holding Corp.), 11.19%, 01/28/20(a)		4		276,870
Nomura Bank International plc (Mastercard, Inc.), 10.10%, 01/27/20		1		282,248
UBS AG (PayPal Holdings, Inc.), 14.80%, 01/28/20		3		279,727

				838,845

Life Sciences Tools & Services — 0.1%
Nomura Bank International plc (Thermo Fisher Scientific, Inc.), 9.15%, 01/24/20		1		284,602

Machinery — 0.1%
Citigroup Global Markets Holdings, Inc. (Dover Corp.), 9.10%, 01/24/20(a)		3		289,135

Multiline Retail — 0.0%
BNP Paribas SA (Target Corp.), 9.86%, 01/31/20		2		276,564

Oil, Gas & Consumable Fuels — 0.1%
BNP Paribas SA (ConocoPhillips), 13.64%, 01/29/20		5		288,509

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Personal Products — 0.1%
Credit Suisse AG (Procter & Gamble Hygiene & Health Care Ltd.), 10.95%, 01/30/20	USD	2	$278,843
Nomura Bank International plc (Estee Lauder Cos., Inc. (The)), 11.36%, 01/08/20		1	288,009

			566,852

Pharmaceuticals — 0.2%
Credit Suisse AG (Eli Lilly & Co.), 10.80%, 02/04/20		2	288,929
Credit Suisse AG (Merck & Co, Inc.), 11.55%, 02/03/20		3	281,093
Nomura Bank International plc (Johnson & Johnson), 7.03%, 01/22/20		2	283,987
UBS AG (Zoetis, Inc.), 9.20%, 02/10/20		2	287,051

			1,141,060

Semiconductors & Semiconductor Equipment — 0.0%
BNP Paribas SA (QUALCOMM, Inc.), 9.77%, 01/31/20		3	275,372

Software — 0.1%
Credit Suisse AG (Microsoft Corp.), 8.30%, 01/28/20		2	285,243
Toronto-Dominion Bank (The) (Synopsys, Inc.), 7.55%, 02/14/20		2	273,528

			558,771

Specialty Retail — 0.2%
BNP Paribas SA (Ross Stores, Inc.), 10.28%, 01/09/20		2	286,988
Citigroup Global Markets Holdings, Inc. (Lowe’s Cos, Inc.), 10.76%, 01/08/20(a)		2	279,105
UBS AG (O’Reilly Automotive, Inc.), 10.90%, 02/04/20		1	276,597

			842,690

Technology Hardware, Storage & Peripherals — 0.1%
Merrill Lynch International & Co. (Apple, Inc.), 11.90%, 01/28/20		1	280,436

Trading Companies & Distributors — 0.1%
BNP Paribas SA (United Rentals, Inc.), 17.65%, 01/31/20		2	279,861

Total Equity-Linked Notes — 4.1% (Cost: $19,152,459)			19,491,968

		Shares
Investment Companies — 33.8%
BlackRock Allocation Target Shares: Series A Portfolio*		2,789,025	28,029,701
BlackRock Floating Rate Income Portfolio, Class K*		4,888,090	49,027,543
BlackRock GNMA Portfolio, Class K*		2,040,232	19,157,781
BlackRock High Yield Bond Portfolio, Class K*		147,527	1,147,760
iShares Core Dividend Growth ETF*		126,099	5,304,985
iShares iBoxx $ Investment Grade Corporate Bond ETF(i)*		64,831	8,295,775
iShares International Select Dividend ETF*		34,638	1,162,797
iShares MBS ETF*		418,762	45,251,422
WisdomTree International Equity Fund		41,766	2,233,646

Total Investment Companies — 33.8% (Cost: $158,713,503)			159,611,410

Security		Par (000)	Value

Preferred Securities — 2.6%

Capital Trusts — 1.9%

Banks — 0.6%(d)(j)
Bank of America Corp.:
Series X, 6.25%	USD	211	$234,474
Series AA, 6.10%		277	308,522
Fifth Third Bancorp, Series J, 5.07%		125	124,687
JPMorgan Chase & Co.:
Series Z, 5.30%		225	226,710
Series S, 6.75%		50	56,463
Series FF, 5.00%		125	130,000
Series X, 6.10%		560	611,128
M&T Bank Corp., Series F, 5.13%		400	433,500
Wells Fargo & Co.:
Series S, 5.90%		245	266,761
Series U, 5.87%		528	587,400

			2,979,645

Capital Markets — 0.4%(d)(j)
Goldman Sachs Group, Inc. (The):
Series P, 5.00%		67	67,502
Series O, 5.30%		600	645,000
Morgan Stanley, Series H, 5.61%		32	32,282
Northern Trust Corp., Series D, 4.60%		400	418,000
State Street Corp., Series H, 5.63%		325	344,910

			1,507,694

Consumer Finance — 0.3%(d)(j)
Capital One Financial Corp., Series E, 5.55%		600	608,922
Discover Financial Services, Series C, 5.50%		400	421,200
General Motors Financial Co., Inc., Series A, 5.75%		428	435,490

			1,465,612

Diversified Financial Services — 0.1%
Voya Financial, Inc., Series A, 6.13%(d)(j)		475	510,625

Insurance — 0.3%
Progressive Corp. (The), Series B, 5.38%(d)(j)		1,215	1,276,916

Oil, Gas & Consumable Fuels — 0.2%(d)(j)
Energy Transfer Operating LP, Series B, 6.63%		725	685,125
EnLink Midstream Partners LP, Series C, 6.00%		86	59,125
Plains All American Pipeline LP, Series B, 6.13%		243	226,598

			970,848

Total Capital Trusts — 1.9% (Cost: $8,435,863)			8,711,340

		Shares
Preferred Stocks — 0.5%

Banks — 0.1%(d)(j)
KeyCorp, Series E, 6.13%		8,000	227,840
US Bancorp, Series F, 6.50%		5,000	138,100

			365,940

Capital Markets — 0.2%
Morgan Stanley(d)(j):
Series E, 7.13%		25,000	715,250
Series K, 5.85%		15,000	425,400

			1,140,650

Consumer Finance — 0.0%
SLM Corp., Series B, 3.59%(d)(j)		500	26,875

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 0.1%
Allstate Corp. (The), Series H, 5.10%(d)	15,000	$392,100

Oil, Gas & Consumable Fuels — 0.1%
Energy Transfer Operating LP, Series E, 7.60%(d)(j)	25,000	633,000

Total Preferred Stocks — 0.5% (Cost: $2,440,578)		2,558,565

Trust Preferreds — 0.2%

Capital Markets — 0.2%
State Street Corp., 2.89%, 06/15/47(j)	963,000	840,217

Commercial Services & Supplies — 0.0%
ILFC E-Capital Trust I, 3.90%, 12/21/65(a)(j)	100,000	77,610

Total Trust Preferreds — 0.2% (Cost: $890,327)		917,827

Total Preferred Securities — 2.6% (Cost: $11,766,768)		12,187,732

Total Long-Term Investments — 97.0% (Cost: $449,916,444)		458,642,146

	Par (000)

Short-Term Securities — 3.9%

Certificates of Deposit — 0.0%

Domestic — 0.0%
HSBC Bank USA NA, 2.00%, 03/17/20	195	195,009

Total Certificates of Deposit — 0.0% (Cost: $195,000)		195,009

Security		Par (000)	Value
Commercial Paper — 0.2%(k)
Boeing Co. (The), 2.18%, 07/31/20	USD	250	$246,774
Ford Motor Credit Co. LLC, 3.14%, 09/25/20		250	244,460
General Electric Co., 2.27%, 04/01/20		250	248,628
Toronto-Dominion Bank (The), 2.00%, 02/28/20		250	249,242

Total Commercial Paper — 0.2% (Cost: $988,935)			989,104

		Shares

Money Market Funds — 3.7%(l)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%		9,094,815	9,094,815
SL Liquidity Series, LLC, Money Market Series, 1.80%(m)		8,422,203	8,423,887

Total Money Market Funds — 3.7% (Cost: $17,518,702)			17,518,702

Total Short-Term Securities — 3.9% (Cost: $18,702,637)			18,702,815

Total Investments — 100.9% (Cost: $468,619,081)			477,344,961

Liabilities in Excess of Other Assets — (0.9)%			(4,436,647)

Net Assets — 100.0%			$ 472,908,314

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Perpetual security with no stated maturity date.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Convertible security.
(h)	Amount is less than 500.
(i)	Security, or a portion of the security, is on loan.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Rates are discount rates or a range of discount rates as of period end.
(l)	Annualized 7-day yield as of period end.
(m)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	5,960,930	3,133,885	—	9,094,815	$9,094,815	$218,381		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	—	8,422,203	—	8,422,203	8,423,887	1,547	(c)	(17)	—
BlackRock Allocation Target Shares:
Series A Portfolio	787,047	2,001,978	—	2,789,025	28,029,701	813,661		—	229,379
BlackRock Floating Rate Income Portfolio, Class K	3,748,146	1,311,447	(171,503)	4,888,090	49,027,543	2,136,704		(18,873)	1,406,476
BlackRock GNMA Portfolio, Class K	1,532,692	507,540	—	2,040,232	19,157,781	546,915		7,813	397,505

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock High Yield Bond Portfolio, Class K	2,880,776	6,985,054	(9,718,303)	147,527	$1,147,760	$1,867,235	$1,047,893	$729,258
BlackRock Low Duration Bond Portfolio, Class K(d)	1,451,643	1,067,259	(2,518,902)	—	—	66,609	104,130	(14,494)
iShares Core Dividend Growth ETF	—	156,302	(30,203)	126,099	5,304,985	106,680	138,626	588,932
iShares Core High Dividend ETF(d)	40,648	—	(40,648)	—	—	63,917	421,305	(54,410)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	64,831	—	64,831	8,295,775	88,357	—	(38,672)
iShares Intermediate-Term Corporate Bond ETF(d)	—	31,874	(31,874)	—	—	5,601	23,652	—
iShares International Select Dividend ETF	34,638	—	—	34,638	1,162,797	59,904	—	168,340
iShares MBS ETF	—	418,762	—	418,762	45,251,422	96,069	—	3,614

					$174,896,466	$6,071,580	$1,724,529	$3,415,928

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	162	03/20/20	$6,776	$125,640
S&P 500 E-Mini Index	41	03/20/20	6,624	148,913

				274,553

Short Contracts
EUR Currency	3	03/16/20	423	(4,362)
GBP Currency	4	03/16/20	332	(1,715)
U.S. Treasury 10 Year Note	53	03/20/20	6,806	57,436
U.S. Treasury 10 Year Ultra Note	44	03/20/20	6,191	84,502
U.S. Treasury Ultra Bond	16	03/20/20	2,907	93,473
U.S. Treasury 5 Year Note	347	03/31/20	41,157	160,833

				390,167

				$664,720

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	1,550	$(40,702)	$(35,559)	$(5,143)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
AT&T, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	USD	225	$(2,650)	$(2,407)	$(243)
Western Union Co. (The)	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/21	USD	100	(1,141)	186	(1,327)

							$(3,791)	$(2,221)	$(1,570)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/21	BBB-	USD	475	$761	$(5,467)	$6,228

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$—	$(35,559)	$—	$(5,143)
OTC Swaps	186	(7,874)	6,228	(1,570)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$274,553	$—	$396,244	$—	$670,797
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	6,414	—	—	—	—	6,414

	$—	$6,414	$274,553	$—	$396,244	$—	$677,211

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	6,077	—	—	6,077
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	5,143	—	—	—	—	5,143
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	9,444	—	—	—	—	9,444

	$—	$14,587	$—	$6,077	$—	$—	$20,664

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$737,733	$47,830	$(1,807,075)	$—	$(1,021,512)
Options purchased (a)	—	—	325,675	—	—	—	325,675
Swaps	—	(11,454)	—	—	—	—	(11,454)

	$—	$(11,454)	$1,063,408	$47,830	$(1,807,075)	$—	$(707,291)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	363,820	(2,535)	872,697	—	1,233,982
Swaps	—	(3,555)	—	—	—	—	(3,555)

	$—	$(3,555)	$363,820	$(2,535)	$872,697	$—	$1,230,427

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,420,396
Average notional value of contracts — short	48,046,397
Options:
Average value of option contracts purchased	59,382
Credit default swaps:
Average notional value — buy protection	1,678,750
Average notional value — sell protection	492,250

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$55,774	$4,704
Swaps — Centrally cleared	874	—
Swaps — OTC (a)	6,414	9,444

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$63,062	$14,148
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(56,648)	(4,704)

Total derivative assets and liabilities subject to an MNA	$6,414	$9,444

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
JPMorgan Chase Bank NA	$186	$(186)	$—	$—	$—
Morgan Stanley & Co. International plc	6,228	(5,467)	—	—	761

	$6,414	$(5,653)	$—	$—	$761

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
JPMorgan Chase Bank NA	$3,977	$(186)	$—	$—	$3,791
Morgan Stanley & Co. International plc	5,467	(5,467)	—	—	—

	$9,444	$(5,653)	$—	$—	$3,791

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Income Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$38,237,251	$500,000	$38,737,251
Corporate Bonds (a)	—	228,613,785	—	228,613,785
Equity-Linked Notes (a)	—	19,491,968	—	19,491,968
Investment Companies	159,611,410	—	—	159,611,410
Preferred Securities:
Banks	365,940	2,979,645	—	3,345,585
Capital Markets	1,140,650	2,347,911	—	3,488,561
Commercial Services & Supplies	—	77,610	—	77,610
Consumer Finance	26,875	1,465,612	—	1,492,487
Diversified Financial Services	—	510,625	—	510,625
Insurance	392,100	1,276,916	—	1,669,016
Oil, Gas & Consumable Fuels	633,000	970,848	—	1,603,848
Short-Term Securities:
Certificates of Deposit	—	195,009	—	195,009
Commercial Paper	—	989,104	—	989,104
Money Market Funds	9,094,815	—	—	9,094,815

Subtotal	$171,264,790	$297,156,284	$500,000	$468,921,074

Investments valued at NAV (b)				8,423,887

Total Investments				$477,344,961

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$6,228	$—	$6,228
Equity contracts	274,553	—	—	274,553
Interest rate contracts	396,244	—	—	396,244
Liabilities:
Credit contracts	—	(6,713)	—	(6,713)
Foreign currency exchange contracts	(6,077)	—	—	(6,077)

	$664,720	$(485)	$—	$664,235

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

BlackRock Managed Income Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $8,212,729) (cost — $294,441,115)	$302,448,495
Investments at value — affiliated (cost — $174,177,966)	174,896,466
Cash	15,408
Cash pledged:
Futures contracts	1,203,000
Centrally cleared swaps	14,000
Foreign currency at value (cost — $277,630)	279,755
Receivables:
Securities lending income — affiliated	419
Capital shares sold	1,008,993
Dividends — affiliated	361,435
Dividends — unaffiliated	3,208
Interest — unaffiliated	2,951,764
From the Manager	4,668
Variation margin on futures contracts	55,774
Variation margin on centrally cleared swaps	874
Swap premiums paid	186
Unrealized appreciation on:
OTC swaps	6,228
Prepaid expenses	64,156
Other assets	2,600

Total assets	483,317,429

LIABILITIES
Cash collateral on securities loaned at value	8,425,637
Payables:
Investments purchased	367,238
Administration fees	2,946
Board realignment and consolidation	1,184
Capital shares redeemed	1,123,919
Income dividend distributions	76,498
Investment advisory fees	97,879
Trustees’ and Officer’s fees	832
Professional fees	102,563
Service and distribution fees	59,428
Variation margin on futures contracts	4,704
Other accrued expenses	136,843
Swap premiums received	7,874
Unrealized depreciation on:
OTC swaps	1,570

Total liabilities	10,409,115

NET ASSETS	$472,908,314

NET ASSETS CONSIST OF
Paid-in capital	$463,245,822
Accumulated earnings	9,662,492

NET ASSETS	$472,908,314

NET ASSET VALUE
Institutional — Based on net assets of $199,219,685 and 19,763,176 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.08

Investor A — Based on net assets of $190,848,224 and 18,928,787 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.08

Investor C — Based on net assets of $23,347,313 and 2,314,158 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.09

Class K — Based on net assets of $59,493,092 and 5,886,861 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.11

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statement of Operations

Year Ended December 31, 2019

BlackRock Managed Income Fund

INVESTMENT INCOME
Dividends — affiliated	$6,070,033
Dividends — unaffiliated	187,804
Interest — unaffiliated	9,913,526
Securities lending income — affiliated — net	1,547
Foreign taxes withheld	(871)

Total investment income	16,172,039

EXPENSES
Investment advisory	1,334,716
Service and distribution — class specific	541,645
Transfer agent — class specific	259,033
Administration	162,076
Registration	91,080
Administration — class specific	76,264
Professional	73,977
Printing	29,305
Custodian	28,904
Accounting services	26,193
Trustees and Officer	11,313
Miscellaneous	34,092

Total expenses	2,668,598
Less:
Administration fees waived — class specific	(76,264)
Fees waived and/or reimbursed by the Manager	(690,942)
Transfer agent fees waived and/or reimbursed — class specific	(99,005)

Total expenses after fees waived and/or reimbursed	1,802,387

Net investment income	14,369,652

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	1,715,533
Investments — unaffiliated	1,982,273
Capital gain distributions from investment companies — affiliated	8,996
Foreign currency transactions	184
Futures contracts	(1,021,512)
Swaps	(11,454)

2,674,020

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	3,415,928
Investments — unaffiliated	11,777,434
Foreign currency translations	2,716
Futures contracts	1,233,982
Swaps	(3,555)

16,426,505

Net realized and unrealized gain	19,100,525

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,470,177

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Managed Income Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,369,652	$8,536,095
Net realized gain (loss)	2,674,020	(1,330,297)
Net change in unrealized appreciation (depreciation)	16,426,505	(9,472,926)

Net increase (decrease) in net assets resulting from operations	33,470,177	(2,267,128)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Institutional	(6,152,424)	(3,135,644)
Investor A	(5,439,606)	(3,237,295)
Investor C	(520,143)	(225,768)
Class K	(2,449,422)	(2,509,731)

Decrease in net assets resulting from distributions to shareholders	(14,561,595)	(9,108,438)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	157,769,169	132,795,496

NET ASSETS
Total increase in net assets	176,677,751	121,419,930
Beginning of year	296,230,563	174,810,633

End of year	$472,908,314	$296,230,563

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund
	Institutional
	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015

Net asset value, beginning of period	$9.56	$10.02	$9.95	$10.10	$9.61	$9.81

Net investment income (a)	0.39	0.40	0.37	0.10	0.28	0.29
Net realized and unrealized gain (loss)	0.52	(0.46)	0.15	(0.04)	0.48	(0.21)

Net increase (decrease) from investment operations	0.91	(0.06)	0.52	0.06	0.76	0.08

Distributions (b)
From net investment income	(0.39)	(0.38)	(0.37)	(0.08)	(0.27)	(0.28)
From net realized gain	—	(0.02)	(0.08)	(0.13)	—	—

Total distributions	(0.39)	(0.40)	(0.45)	(0.21)	(0.27)	(0.28)

Net asset value, end of period	$10.08	$9.56	$10.02	$9.95	$10.10	$9.61

Total Return (c)
Based on net asset value	9.63%	(0.57)%	5.29%	0.60%(d)	8.06%	0.75%

Ratios to Average Net Assets (e)
Total expenses	0.59%	0.72%	1.03%	1.26%(f)	0.84%	0.99%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.34%	0.27%	0.38%	0.36%(f)	0.52%	0.55%

Net investment income	3.90%	4.09%	3.74%	3.82%(f)	2.85%	2.92%

Supplemental Data
Net assets, end of period (000)	$199,220	$117,904	$51,542	$23,083	$15,100	$8,135

Portfolio turnover rate (h)	71%	79%	68%	74%	67%	74%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015
Investments in underlying funds	0.17%	0.17%	0.18%	0.22%	0.01%	0.01%

(f)	Annualized.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratios would have been 0.98%.

(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015
Portfolio turnover rate (including equity-linked notes)	91%	100%	96%	75%	—%	—%

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Investor A
	Year Ended December 31,			Period from 10/01/16 to 12/31/16		Year Ended September 30,
	2019	2018	2017			2016	2015

Net asset value, beginning of period	$9.56	$10.02	$9.95	$10.10		$9.61	$9.81

Net investment income (a)	0.36	0.38	0.35	0.09		0.25	0.25
Net realized and unrealized gain (loss)	0.52	(0.46)	0.15	(0.04)		0.48	(0.21)

Net increase (decrease) from investment operations	0.88	(0.08)	0.50	0.05		0.73	0.04

Distributions (b)
From net investment income	(0.36)	(0.36)	(0.35)	(0.07)		(0.24)	(0.24)
From net realized gain	—	(0.02)	(0.08)	(0.13)		—	—

Total distributions	(0.36)	(0.38)	(0.43)	(0.20)		(0.24)	(0.24)

Net asset value, end of period	$10.08	$9.56	$10.02	$9.95		$10.10	$9.61

Total Return (c)

Based on net asset value	9.36%	(0.82)%	5.03%	0.54%	(d)	7.74%	0.40%

Ratios to Average Net Assets (e)
Total expenses	0.80%	0.95%	1.26%	1.50%	(f)	1.11%	1.31%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.59%	0.52%	0.63%	0.61%	(f)	0.82%	0.90%

Net investment income	3.65%	3.83%	3.45%	3.52%	(f)	2.56%	2.55%

Supplemental Data
Net assets, end of period (000)	$190,848	$107,314	$59,591	$33,604		$29,957	$21,251

Portfolio turnover rate (h)	71%	79%	68%	74%		67%	74%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015

Investments in underlying funds	0.17%	0.17%	0.18%	0.22%	0.01%	0.01%

(f)	Annualized.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratios would have been 1.30%.

(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015

Portfolio turnover rate (including equity-linked notes)	91%	100%	96%	75%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Investor C

	Year Ended December 31,			Period from 10/03/16 (a) to 12/31/16

	2019	2018	2017

Net asset value, beginning of period	$9.56	$10.03	$9.96	$10.10

Net investment income (b)	0.29	0.31	0.28	0.07
Net realized and unrealized gain (loss)	0.53	(0.48)	0.14	(0.03)

Net increase (decrease) from investment operations	0.82	(0.17)	0.42	0.04

Distributions (c)
From net investment income	(0.29)	(0.28)	(0.27)	(0.05)
From net realized gain	—	(0.02)	(0.08)	(0.13)

Total distributions	(0.29)	(0.30)	(0.35)	(0.18)

Net asset value, end of period	$10.09	$9.56	$10.03	$9.96

Total Return (d)

Based on net asset value	8.65%	(1.67)%	4.24%	0.43%(e)

Ratios to Average Net Assets (f)
Total expenses	1.58%	1.74%	1.95%	2.12%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.34%	1.28%	1.38%	1.26%(g)

Net investment income	2.89%	3.11%	2.75%	2.76%(g)

Supplemental Data
Net assets, end of period (000)	$23,347	$11,983	$4,122	$693

Portfolio turnover rate (h)	71%	79%	68%	74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 10/03/16 (a) to 12/31/16

	2019	2018	2017

Investments in underlying funds	0.17%	0.17%	0.18%	0.22%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 10/03/16 (a) to 12/31/16

	2019	2018	2017

Portfolio turnover rate (including equity-linked notes)	91%	100%	96%	75%

See notes to financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Class K
	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015

Net asset value, beginning of period	$9.58	$10.05	$9.97	$10.12	$9.63	$9.83

Net investment income (a)	0.39	0.41	0.38	0.10	0.29	0.30
Net realized and unrealized gain (loss)	0.53	(0.47)	0.16	(0.04)	0.48	(0.22)

Net increase (decrease) from investment operations	0.92	(0.06)	0.54	0.06	0.77	0.08

Distributions (b)
From net investment income	(0.39)	(0.39)	(0.38)	(0.08)	(0.28)	(0.28)
From net realized gain	—	(0.02)	(0.08)	(0.13)	—	—
Total distributions	(0.39)	(0.41)	(0.46)	(0.21)	(0.28)	(0.28)

Net asset value, end of period	$10.11	$9.58	$10.05	$9.97	$10.12	$9.63

Total Return (c)
Based on net asset value	9.78%	(0.61)%	5.45%	0.62%(d)	8.12%	0.83%

Ratios to Average Net Assets (e)
Total expenses	0.50%	0.64%	0.87%	1.07%(f)	0.72%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.29%	0.22%	0.33%	0.31%(f)	0.45%	0.45%

Net investment income	3.97%	4.10%	3.76%	3.86%(f)	2.95%	3.04%

Supplemental Data
Net assets, end of period (000)	$59,493	$59,030	$59,555	$54,321	$54,344	$50,141

Portfolio turnover rate (g)	71%	79%	68%	74%	67%	74%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015

Investments in underlying funds	0.17%	0.17%	0.18%	0.22%	0.01%	0.01%

(f)	Annualized.
(g)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
	2019	2018	2017		2016	2015

Portfolio turnover rate (including equity-linked notes)	91%	100%	96%	75%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Managed Income Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018 is $299,340,138. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Fund.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. The Fund’s pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Toronto Dominion Bank	$ 8,212,729	$ (8,212,729)	$ —

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.35%
$1 Billion — $2 Billion	0.34
$2 Billion — $3 Billion	0.33
Greater than $3 Billion	0.32

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

Effective February 22, 2019, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Investor A	$366,554
Investor C	175,091
$541,645

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$31,058
Investor A	29,322
Investor C	3,502
Class K	12,382
$76,264

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$379
Investor A	1,953
Investor C	733
Class K	40
$3,105

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended December 31, 2019 the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$150,937
Investor A	92,003
Investor C	15,743
Class K	350
$259,033

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $24,244.

For the year ended December 31, 2019, affiliates received CDSCs as follows:

Investor A	$16,319
Investor C	4,264

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $7,843.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the Manager waived $379,543 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). Effective March 1, 2020, the Board approved the termination of these contractual expense limitations. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.45%
Investor A	0.70
Investor C	1.45
Class K	0.40

In addition, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit Other Expenses of the Fund, excluding dividend expense, interest expense and certain other fund expenses. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.09%
Investor A	0.09
Investor C	0.09
Class K	0.04

The Manager has agreed not to reduce or discontinue the contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived/reimbursed $144,457 pursuant to this arrangement, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the administration fees waived at the fund level were $159,099 for the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived
Institutional	$31,058
Investor A	29,322
Investor C	3,502
Class K	12,382
$76,264

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

Transfer Agent Fees Waived and/or Reimbursed
Institutional	$ 73,182
Investor A	18,512
Investor C	6,961
Class K	350
$ 99,005

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

Expired December 1, 2019
Fund Level	$ 1,433,793
Institutional	170,967
Investor A	124,791
Investor C	14,802
Class K	35,418

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $309 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended on December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$52,408
Sales	104,520
Net Realized Gain	3,165

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities and equity-linked notes, were $394,689,454 and $253,226,359, respectively.

For the year ended December 31, 2019, purchases and sales related to equity-linked notes were $96,303,225 and $85,646,335, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$14,561,595	$8,441,717
Long-term capital gains	—	666,721

	$14,561,595	$9,108,438

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$1,039,972
Net unrealized gains (a)	8,622,520

$9,662,492

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts, amortization methods for premiums and discounts on fixed income securities, the classification of investments and the accounting for swap agreements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$468,754,950

Gross unrealized appreciation	$10,237,313
Gross unrealized depreciation	(1,622,904)

Net unrealized appreciation	$8,614,409

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,546,421	$124,177,736	12,318,111	$120,518,405
Shares issued in reinvestment of distributions	617,732	6,147,588	320,369	3,130,285
Shares redeemed	(5,739,468)	(56,636,046)	(5,442,547)	(53,325,917)

Net increase	7,424,685	$73,689,278	7,195,933	$70,322,773

Investor A
Shares sold and automatic conversion of shares	11,623,887	$115,216,667	8,634,087	$84,953,043
Shares issued in reinvestment of distributions	538,257	5,357,355	326,398	3,193,277
Shares redeemed	(4,461,370)	(44,233,017)	(3,677,947)	(36,153,773)

Net increase	7,700,774	$76,341,005	5,282,538	$51,992,547

Investor C
Shares sold	1,318,109	$13,064,054	1,006,883	$9,868,377
Shares issued in reinvestment of distributions	48,272	481,084	22,455	219,069
Shares redeemed and automatic conversion of shares	(305,092)	(3,023,017)	(187,459)	(1,851,256)

Net increase	1,061,289	$10,522,121	841,879	$8,236,190

Class K
Shares sold	488,939	$4,847,214	1,206,570	$11,939,373
Shares issued in reinvestment of distributions	185,552	1,848,505	192,238	1,889,441
Shares redeemed	(949,500)	(9,478,954)	(1,164,779)	(11,584,828)

Net increase (decrease)	(275,009)	$(2,783,235)	234,029	$2,243,986

Total Net Increase	15,911,739	$157,769,169	13,554,379	$132,795,496

As of December 31, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 19,802 Investor C Shares of BlackRock Managed Income Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	51

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Managed Income Fund and Board of Trustees of BlackRock Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Managed Income Fund of BlackRock Funds II (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, the period from October 1, 2016 through December 31, 2016, and each of the two years in the period ended September 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period from October 1, 2016 through December 31, 2016, and each of the two years in the period ended September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distribution paid by the Fund:

	Months Paid
Interest-Related Dividends for Non-U.S. Residents (a)	January – 2019	62.00%
	February – December 2019	62.82
Federal Obligation Interest (b)	January – December 2019	0.99
Qualified Dividend Income for Individuals (c)	January 2019	7.99
	February – December 2019	8.92
Dividends Qualifying for the Dividends Received for Corporations (c)	January – December 2019	4.97

(a)	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Fund II on behalf of BlackRock Managed Income Fund met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	53

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited(insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Fund.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Fund.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Fund.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	57

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Form N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	59

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

OTC	Over-the-counter

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIIP-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]
BlackRock Managed Income Fund	$40,596	$40,596	$38	$0	$20,200	$20,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Managed Income Fund	$20,238	$20,200

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: March 6, 2020